Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q12

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Corporate / Other	21

Regional Totals
North America	22
EMEA	23
Latin America	24
Asia	25

Citi Holdings
Income Statement and Balance Sheet Data	26
Brokerage and Asset Management	27
Local Consumer Lending	28 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans
Citicorp	34
Citi Holdings / Total Citigroup	35
Consumer Loan Delinquency Amounts and Ratios
90+ Days	36
30-89 Days	37
Allowance for Credit Losses
Total Citigroup	38
Consumer and Corporate	39 - 40
Components of Provision for Loan Losses
Citicorp	41
Citi Holdings / Total Citigroup	42
Non-Accrual Assets
Total Citigroup	43
Citicorp	44
Citi Holdings	45

Reconciliation of Non-GAAP Financial Measures	46

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

							4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q		(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012		3Q12	4Q11	2011	2012	(Decrease)

Total Revenues, Net of Interest Expense	$17,174	$19,406	$18,642	$13,951	$18,174		30%	6%	$78,353	$70,173	(10)%
Total Operating Expenses	13,211	12,319	12,134	12,220	13,845		13%	5%	50,933	50,518	(1)%
Net Credit Losses	4,108	3,955	3,576	3,979	3,066		(23)%	(25)%	20,038	14,576	(27)%
Credit Reserve Build / (Release)	(1,464)	(1,127)	(991)	(1,468)	(142)		90%	90%	(8,265)	(3,728)	55%
Provision for Unfunded Lending Commitments	(4)	(38)	7	(41)	56		NM	NM	51	(16)	NM
Provision for Benefits & Claims	234	229	214	225	219		(3)%	(6)%	972	887	(9)%
Provision for Credit Losses and for Benefits and Claims	2,874	3,019	2,806	2,695	3,199		19%	11%	12,796	11,719	(8)%
Income from Continuing Operations before Income Taxes	1,089	4,068	3,702	(964)	1,130		NM	4%	14,624	7,936	(46)%
Income Taxes (benefits)	91	1,006	715	(1,488)	(206)		86%	NM	3,521	27	(99)%
Income from Continuing Operations	$998	$3,062	$2,987	$524	$1,336		NM	34%	$11,103	$7,909	(29)%
Income (Loss) from Discontinued Operations, net of Taxes	—	(5)	(1)	(31)	(112)		NM	—	112	(149)	NM
Net Income before Noncontrolling Interests	998	3,057	2,986	493	1,224		NM	23%	11,215	7,760	(31)%
Net Income Attributable to Noncontrolling Interests	42	126	40	25	28		12%	(33)%	148	219	48%
Citigroup’s Net Income	$956	$2,931	$2,946	$468	$1,196		NM	25%	$11,067	$7,541	(32)%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.31	$0.96	$0.95	$0.16	$0.42		NM	35%	$3.59	$2.49	(31)%
Citigroup’s Net Income	$0.31	$0.95	$0.95	$0.15	$0.38		NM	23%	$3.63	$2.44	(33)%
Shares (in millions) (1):
Average Basic	2,915.2	2,926.2	2,926.6	2,926.8	2,942.7		1%	1%	2,909.8	2,930.6	1%
Average Diluted	3,003.0	3,014.5	3,015.0	3,015.3	3,017.0		—	—	2,998.8	3,015.5	1%
Common Shares Outstanding, at period end	2,923.9	2,932.2	2,932.5	2,932.5	3,028.9		3%	4%

Preferred Dividends - Basic	$9	$4	$9	$4	$9				$26	$26	—
Preferred Dividends - Diluted	$9	$4	$9	$4	$9				$26	$26	—

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$930	$2,878	$2,869	$484	$1,269		NM	36%	$10,745	$7,495	(30)%
Citigroup’s Net Income	$930	$2,873	$2,868	$453	$1,160		NM	25%	$10,855	$7,349	(32)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$933	$2,882	$2,873	$485	$1,271		NM	36%	$10,762	$7,506	(30)%
Citigroup’s Net Income	$933	$2,877	$2,872	$455	$1,161		NM	24%	$10,872	$7,360	(32)%

Financial Ratios:
Tier 1 Common Ratio	11.80%	12.50%	12.71%	12.73%	12.7	%*
Tier 1 Capital Ratio	13.55%	14.26%	14.46%	13.92%	14.1	%*
Total Capital Ratio	16.99%	17.64%	17.70%	17.12%	17.3	%*
Leverage Ratio	7.19%	7.55%	7.66%	7.39%	7.5	%*
Return on Average Common Equity	2.1%	6.5%	6.5%	1.0%	2.5	%*			6.3%	4.1%

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,873.9	$1,944.4	$1,916.5	$1,931.3	$1,864.7	*	(3)%	—
Total Deposits	865.9	906.0	914.3	944.6	930.6	*	(1)%	7%
Citigroup’s Stockholders’ Equity	177.8	181.8	183.9	186.8	189.0	*	1%	6%
Citigroup Equity and Trust Preferred Securities (included in LT Debt)	193.9	197.9	199.9	197.3	199.0	*	1%	3%
Book Value Per Share (2)	$60.70	$61.90	$62.61	$63.59	$61.57	*	(3)%	1%
Tangible Book Value Per Share (2)	$49.74	$50.90	$51.81	$52.69	$51.19	*	(3)%	3%

Direct Staff (in thousands)	266	263	261	262	259		(1)%	(3)%

(1)

Citi’s basic and end-of-period shares increased in the fourth quarter 2012 as compared to the third quarter 2012 due to the issuance of approximately 96 million shares of common stock during the quarter upon the automatic settlement of the T-DECS issued in December 2009, as previously announced.

(2)

Citi’s book value and tangible book value per share each declined in the fourth quarter 2012 as compared to the third quarter 2012 due to the settlement of the T-DECS (see footnote 1 above). Tangible book value per share is a non-GAAP financial measure. See page 46 for a reconciliation of this measure.

Note:  Ratios and returns are calculated based on the displayed numbers.

NM  Not meaningful

*   Preliminary

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)
Revenues
Interest revenue	$17,795	$17,537	$16,889	$16,934	$16,778	(1)%	(6)%	$72,681	$68,138	(6)%
Interest expense	5,712	5,590	5,296	5,021	4,628	(8)%	(19)%	24,234	20,535	(15)%
Net interest revenue	12,083	11,947	11,593	11,913	12,150	2%	1%	48,447	47,603	(2)%

Commissions and fees	2,882	3,138	3,079	3,304	3,405	3%	18%	12,850	12,926	1%
Principal transactions	(652)	1,931	1,640	976	234	(76)%	NM	7,234	4,781	(34)%
Administrative and other fiduciary fees	885	981	1,037	974	1,020	5%	15%	3,995	4,012	—
Realized gains (losses) on investments	69	1,925	273	615	438	(29)%	NM	1,997	3,251	63%
Other-than temporary impairment losses on investments and other assets (1)	(230)	(1,305)	(128)	(3,470)	(68)	98%	70%	(2,254)	(4,971)	NM
Insurance premiums	633	635	621	616	604	(2)%	(5)%	2,647	2,476	(6)%
Other revenue (2)	1,504	154	527	(977)	391	NM	(74)%	3,437	95	(97)%
Total non-interest revenues	5,091	7,459	7,049	2,038	6,024	NM	18%	29,906	22,570	(25)%
Total revenues, net of interest expense	17,174	19,406	18,642	13,951	18,174	30%	6%	78,353	70,173	(10)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	4,108	3,955	3,576	3,979	3,066	(23)%	(25)%	20,038	14,576	(27)%
Credit reserve build / (release)	(1,464)	(1,127)	(991)	(1,468)	(142)	90%	90%	(8,265)	(3,728)	55%
Provision for loan losses	2,644	2,828	2,585	2,511	2,924	16%	11%	11,773	10,848	(8)%
Policyholder benefits and claims	234	229	214	225	219	(3)%	(6)%	972	887	(9)%
Provision for unfunded lending commitments	(4)	(38)	7	(41)	56	NM	NM	51	(16)	NM
Total provisions for credit losses and for benefits and claims	2,874	3,019	2,806	2,695	3,199	19%	11%	12,796	11,719	(8)%

Operating Expenses
Compensation and benefits	6,387	6,385	6,127	6,132	6,560	7%	3%	25,688	25,204	(2)%
Premises and Equipment	809	799	806	846	831	(2)%	3%	3,326	3,282	(1)%
Technology / communication expense	1,338	1,382	1,481	1,465	1,586	8%	19%	5,133	5,914	15%
Advertising and marketing expense	687	503	591	605	525	(13)%	(24)%	2,346	2,224	(5)%
Other operating	3,990	3,250	3,129	3,172	4,343	37%	9%	14,440	13,894	(4)%
Total operating expenses	13,211	12,319	12,134	12,220	13,845	13%	5%	50,933	50,518	(1)%

Income from Continuing Operations before Income Taxes	1,089	4,068	3,702	(964)	1,130	NM	4%	14,624	7,936	(46)%
Provision (benefits) for income taxes	91	1,006	715	(1,488)	(206)	86%	NM	3,521	27	(99)%

Income from Continuing Operations	998	3,062	2,987	524	1,336	NM	34%	11,103	7,909	(29)%
Discontinued Operations (3)
Income (Loss) from Discontinued Operations	(15)	(3)	—	(46)	(170)			23	(219)
Gain (Loss) on Sale	9	(1)	—	—	—			155	(1)
Provision (benefits) for income taxes	(6)	1	1	(15)	(58)			66	(71)
Income (Loss) from Discontinued Operations, net of taxes	—	(5)	(1)	(31)	(112)	NM	—	112	(149)	NM

Net Income before Noncontrolling Interests	998	3,057	2,986	493	1,224	NM	23%	11,215	7,760	(31)%

Net Income attributable to noncontrolling interests	42	126	40	25	28	12%	(33)%	148	219	48%
Citigroup’s Net Income	$956	$2,931	$2,946	$468	$1,196	NM	25%	$11,067	$7,541	(32)%

(1)

First quarter of 2012 includes the recognition of a $1,181 million impairment charge related to the carrying value of Citi’s investment in Akbank T.A.S. Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

(2)	Third quarter of 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

(3)	Discontinued operations primarily includes:
a)

During the third quarter of 2012, Citi executed definitive agreements to transition a carve-out of its liquid strategies business within Citi Capital Advisors to certain employees responsible for managing those operations.

	b)	In the fourth quarter of 2012, residual amounts related to the sale of the Egg Credit Card business and Citi Capital Advisors.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						4Q12 Increase
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2011	2012	2012	2012	2012 (1)	3Q12	4Q11
Assets
Cash and due from banks (including segregated cash and other deposits)	$28,701	$26,505	$33,927	$33,802	$36,453	8%	27%
Deposits with banks	155,784	183,949	155,054	170,028	102,134	(40)%	(34)%
Fed funds sold and securities borr’d or purch under agree. to resell	275,849	289,057	272,664	277,542	261,311	(6)%	(5)%
Brokerage receivables	27,777	39,443	35,340	31,077	22,490	(28)%	(19)%
Trading account assets	291,734	307,050	310,246	315,201	320,929	2%	10%
Investments
Available-for-sale and non-marketable equity securities	281,930	287,197	294,577	284,531	302,196	6%	7%
Held-to-maturity	11,483	10,126	11,349	10,943	10,130	(7)%	(12)%
Total Investments	293,413	297,323	305,926	295,474	312,326	6%	6%
Loans, net of unearned income
Consumer	423,340	416,103	409,127	407,752	408,671	—	(3)%
Corporate	223,902	231,919	245,841	250,671	246,793	(2)%	10%
Loans, net of unearned income	647,242	648,022	654,968	658,423	655,464	—	1%
Allowance for loan losses	(30,115)	(29,020)	(27,611)	(25,916)	(25,455)	2%	15%
Total loans, net	617,127	619,002	627,357	632,507	630,009	0%	2%
Goodwill	25,413	25,810	25,483	25,915	25,673	(1)%	1%
Intangible assets (other than MSRs)	6,600	6,413	6,156	5,963	5,697	(4)%	(14)%
Mortgage servicing rights (MSRs)	2,569	2,691	2,117	1,920	1,942	1%	(24)%
Other assets	148,911	147,180	142,181	141,873	145,660	3%	(2)%
Assets related to discontinued operations held for sale	—	—	—	44	36	(18)%	—
Total assets	$1,873,878	$1,944,423	$1,916,451	$1,931,346	$1,864,660	(3)%	—

Liabilities
Non-interest-bearing deposits in U.S. offices	$119,437	$122,305	$120,324	$133,981	$129,657	(3)%	9%
Interest-bearing deposits in U.S. offices	223,851	228,357	233,696	239,574	247,716	3%	11%
Total U.S. Deposits	343,288	350,662	354,020	373,555	377,373	1%	10%
Non-interest-bearing deposits in offices outside the U.S.	57,357	60,691	59,745	63,792	65,024	2%	13%
Interest-bearing deposits in offices outside the U.S.	465,291	494,659	500,543	507,297	488,163	(4)%	5%
Total International Deposits	522,648	555,350	560,288	571,089	553,187	(3)%	6%

Total deposits	865,936	906,012	914,308	944,644	930,560	(1)%	7%
Fed funds purch and securities loaned or sold under agree. to repurch.	198,373	226,008	214,851	224,370	211,236	(6)%	6%
Brokerage payables	56,696	56,966	59,133	55,376	57,013	3%	1%
Trading account liabilities	126,082	135,956	128,818	129,990	115,549	(11)%	(8)%
Short-term borrowings	54,441	55,611	58,698	49,164	52,027	6%	(4)%
Long-term debt	323,505	311,079	288,334	271,862	239,463	(12)%	(26)%
Other liabilities (2)	69,272	69,068	66,470	67,202	67,815	1%	(2)%
Liabilities related to discontinued operations held for sale	—	—	—	—	—	—	—
Total liabilities	$1,694,305	$1,760,700	$1,730,612	$1,742,608	$1,673,663	(4)%	(1)%

Equity
Stockholders’ Equity
Preferred Stock	$312	$312	$312	$312	$2,562	NM	NM
Common Stock	29	29	29	29	30	3%	3%
Additional paid-in capital	105,804	105,787	105,962	106,203	106,391	—	1%
Retained earnings	90,520	93,310	96,216	96,650	97,809	1%	8%
Treasury stock	(1,071)	(883)	(859)	(851)	(847)	—	21%
Accumulated other comprehensive income (loss)	(17,788)	(16,735)	(17,749)	(15,566)	(16,896)	(9)%	5%
Total Common Equity	$177,494	$181,508	$183,599	$186,465	$186,487	—	5%

Total Citigroup stockholders’ equity	$177,806	$181,820	$183,911	$186,777	$189,049	1%	6%
Noncontrolling interests	1,767	1,903	1,928	1,961	1,948	(1)%	10%
Total equity	179,573	183,723	185,839	188,738	190,997	1%	6%
Total liabilities and equity	$1,873,878	$1,944,423	$1,916,451	$1,931,346	$1,864,660	(3)%	—

(1)	Preliminary

(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,136 million for the fourth quarter of 2011, $1,097 million for the first quarter of 2012, $1,104 million for the second quarter of 2012, $1,063 million for the third quarter of 2012 and $1,119 million for the fourth quarter of 2012, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

CITICORP
Global Consumer Banking
North America	$5,167	$5,198	$5,135	$5,402	$5,346	(1)%	3%	$20,159	$21,081	5%
EMEA	348	378	366	381	391	3%	12%	1,558	1,516	(3)%
Latin America	2,350	2,441	2,322	2,419	2,520	4%	7%	9,469	9,702	2%
Asia	2,020	1,997	1,948	1,978	1,992	1%	(1)%	8,009	7,915	(1)%
Total	9,885	10,014	9,771	10,180	10,249	1%	4%	39,195	40,214	3%

Securities and Banking
North America	660	1,348	1,926	1,439	1,391	(3)%	NM	7,558	6,104	(19)%
EMEA	1,219	1,954	1,609	1,511	1,343	(11)%	10%	7,221	6,417	(11)%
Latin America	579	755	757	802	705	(12)%	22%	2,370	3,019	27%
Asia	736	1,218	1,113	1,018	854	(16)%	16%	4,274	4,203	(2)%
Total	3,194	5,275	5,405	4,770	4,293	(10)%	34%	21,423	19,743	(8)%
Transaction Services
North America	605	641	665	623	635	2%	5%	2,444	2,564	5%
EMEA	858	894	930	867	885	2%	3%	3,486	3,576	3%
Latin America	413	451	455	447	444	(1)%	8%	1,713	1,797	5%
Asia	748	757	757	721	685	(5)%	(8)%	2,936	2,920	(1)%
Total	2,624	2,743	2,807	2,658	2,649	—	1%	10,579	10,857	3%

Corporate / Other	383	500	(265)	33	(76)	NM	NM	885	192	(78)%

Total Citicorp	16,086	18,532	17,718	17,641	17,115	(3)%	6%	72,082	71,006	(1)%

CITI HOLDINGS
Brokerage and Asset Management	43	(46)	87	(4,804)	64	NM	49%	282	(4,699)	NM
Local Consumer Lending	1,279	1,326	931	1,104	1,005	(9)%	(21)%	5,442	4,366	(20)%
Special Asset Pool	(234)	(406)	(94)	10	(10)	NM	96%	547	(500)	NM
Total Citi Holdings	1,088	874	924	(3,690)	1,059	NM	(3)%	6,271	(833)	NM

Total Citigroup - Net Revenues	17,174	19,406	18,642	13,951	18,174	30%	6%	78,353	70,173	(10)%

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit, excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1)	(40)	(1,288)	219	(776)	(485)	38%	NM	1,806	(2,330)	NM

Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$17,214	$20,694	$18,423	$14,727	$18,659	27%	8%	$76,547	$72,503	(5)%

(1)  Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings-Special Asset Pool lines above.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)
Income from Continuing Operations:

CITICORP
Global Consumer Banking
North America	$944	$1,317	$1,196	$1,300	$1,002	(23)%	6%	$4,095	$4,815	18%
EMEA	(4)	(7)	17	10	(38)	NM	NM	95	(18)	NM
Latin America	370	375	329	405	401	(1)%	8%	1,578	1,510	(4)%
Asia	410	503	448	449	397	(12)%	(3)%	1,904	1,797	(6)%
Total	1,720	2,188	1,990	2,164	1,762	(19)%	2%	7,672	8,104	6%

Securities and Banking
North America	(441)	128	488	232	163	(30)%	NM	1,044	1,011	(3)%
EMEA	160	512	365	346	131	(62)%	(18)%	2,000	1,354	(32)%
Latin America	198	342	325	363	278	(23)%	40%	974	1,308	34%
Asia	(51)	307	250	190	75	(61)%	NM	895	822	(8)%
Total	(134)	1,289	1,428	1,131	647	(43)%	NM	4,913	4,495	(9)%
Transaction Services
North America	68	126	124	120	100	(17)%	47%	415	470	13%
EMEA	283	315	332	283	314	11%	11%	1,130	1,244	10%
Latin America	139	178	185	157	134	(15)%	(4)%	639	654	2%
Asia	277	302	274	286	265	(7)%	(4)%	1,165	1,127	(3)%
Total	767	921	915	846	813	(4)%	6%	3,349	3,495	4%

Corporate / Other	(41)	(312)	(427)	(55)	(831)	NM	NM	(728)	(1,625)	NM

Total Citicorp	2,312	4,086	3,906	4,086	2,391	(41)%	3%	15,206	14,469	(5)%

CITI HOLDINGS
Brokerage and Asset Management	(93)	(136)	(24)	(3,018)	(12)	100%	87%	(286)	(3,190)	NM
Local Consumer Lending	(1,204)	(633)	(821)	(694)	(1,045)	(51)%	13%	(4,413)	(3,193)	28%
Special Asset Pool	(17)	(255)	(74)	150	2	(99)%	NM	596	(177)	NM
Total Citi Holdings	(1,314)	(1,024)	(919)	(3,562)	(1,055)	70%	20%	(4,103)	(6,560)	(60)%

Income From Continuing Operations	998	3,062	2,987	524	1,336	NM	34%	11,103	7,909	(29)%

Discontinued Operations	—	(5)	(1)	(31)	(112)	NM	—	112	(149)	NM

Net Income Attributable to Noncontrolling Interests	42	126	40	25	28	12%	(33)%	148	219	48%

Citigroup’s Net Income	$956	$2,931	$2,946	$468	$1,196	NM	25%	$11,067	$7,541	(32)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP (1) STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)
Revenues
Net interest revenue	$11,240	$11,246	$11,012	$11,245	$11,523	2%	3%	$44,764	$45,026	1%
Non-interest revenue	4,846	7,286	6,706	6,396	5,592	(13)%	15%	27,318	25,980	(5)%
Total revenues, net of interest expense	16,086	18,532	17,718	17,641	17,115	(3)%	6%	72,082	71,006	(1)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	2,596	2,221	2,247	2,172	2,094	(4)%	(19)%	11,462	8,734	(24)%
Credit reserve build / (release)	(852)	(577)	(741)	(671)	(188)	72%	78%	(4,988)	(2,177)	56%
Provision for loan losses	1,744	1,644	1,506	1,501	1,906	27%	9%	6,474	6,557	1%
Provision for benefits & claims	46	58	49	65	64	(2)%	39%	193	236	22%
Provision for unfunded lending commitments	47	(12)	26	(25)	51	NM	9%	92	40	(57)%
Total provisions for credit losses and for benefits and claims	1,837	1,690	1,581	1,541	2,021	31%	10%	6,759	6,833	1%

Total operating expenses	11,356	11,100	10,897	11,030	12,238	11%	8%	44,469	45,265	2%

Income from Continuing Operations before Income Taxes	2,893	5,742	5,240	5,070	2,856	(44)%	(1)%	20,854	18,908	(9)%
Provision for income taxes	581	1,656	1,334	984	465	(53)%	(20)%	5,648	4,439	(21)%

Income from Continuing Operations	2,312	4,086	3,906	4,086	2,391	(41)%	3%	15,206	14,469	(5)%
Income (loss) from Discontinued Operations, net of taxes	—	(5)	(1)	(31)	(112)	NM	—	112	(149)	NM
Noncontrolling interests	41	124	39	25	28	12%	(32)%	29	216	NM
Citicorp’s Net Income	$2,271	$3,957	$3,866	$4,030	$2,251	(44)%	(1)%	$15,289	$14,104	(8)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,649	$1,735	$1,725	$1,760	$1,709	(3)%	4%
Average Assets	$1,675	$1,689	$1,714	$1,725	$1,739	1%	4%	$1,684	$1,717	2%
Return on Average Assets	0.54%	0.94%	0.91%	0.93%	0.51%			0.91%	0.82%
Total EOP Loans	$507	$514	$527	$537	$540	1%	7%
Total EOP Deposits	$804	$843	$852	$878	$863	(2)%	7%

(1)           Includes the results of operations of Corporate/Other for all periods presented.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$7,425	$7,373	$7,197	$7,395	$7,503	1%	1%	$29,683	$29,468	(1)%
Non-Interest Revenue	2,460	2,641	2,574	2,785	2,746	(1)%	12%	9,512	10,746	13%
Total Revenues, Net of Interest Expense	9,885	10,014	9,771	10,180	10,249	1%	4%	39,195	40,214	3%
Total Operating Expenses	5,578	5,210	5,313	5,389	5,907	10%	6%	21,408	21,819	2%
Net Credit Losses	2,423	2,278	2,124	2,030	2,020	—	(17)%	10,840	8,452	(22)%
Credit Reserve Build / (Release)	(713)	(734)	(728)	(522)	(147)	72%	79%	(4,429)	(2,131)	52%
Provision for Unfunded Lending Commitments	—	(1)	—	1	—	(100)%	—	3	—	(100)%
Provision for Benefits & Claims	45	58	50	65	64	(2)%	42%	192	237	23%
Provision for Loan Losses and for Benefits and Claims	1,755	1,601	1,446	1,574	1,937	23%	10%	6,606	6,558	(1)%
Income from Continuing Operations before Taxes	2,552	3,203	3,012	3,217	2,405	(25)%	(6)%	11,181	11,837	6%
Income Taxes	832	1,015	1,022	1,053	643	(39)%	(23)%	3,509	3,733	6%
Income from Continuing Operations	1,720	2,188	1,990	2,164	1,762	(19)%	2%	7,672	8,104	6%
Noncontrolling Interests	(2)	1	(1)	3	—	(100)%	100%	—	3	—
Net Income	$1,722	$2,187	$1,991	$2,161	$1,762	(18)%	2%	$7,672	$8,101	6%
Average Assets (in billions of dollars)	$380	$384	$381	$388	$394	2%	4%	$376	$387	3%
Return on Average Assets	1.80%	2.29%	2.10%	2.22%	1.78%			2.04%	2.09%

Net Credit Losses as a % of Average Loans	3.44%	3.19%	3.02%	2.83%	2.77%

Revenue by Business
Retail Banking	$4,148	$4,518	$4,394	$4,597	$4,550	(1)%	10%	$16,398	$18,059	10%
Cards (1)	5,737	5,496	5,377	5,583	5,699	2%	(1)%	22,797	22,155	(3)%
Total	$9,885	$10,014	$9,771	$10,180	$10,249	1%	4%	$39,195	$40,214	3%

Net Credit Losses by Business
Retail Banking	$309	$282	$276	$325	$375	15%	21%	$1,190	$1,258	6%
Cards (1)	2,114	1,996	1,848	1,705	1,645	(4)%	(22)%	9,650	7,194	(25)%
Total	$2,423	$2,278	$2,124	$2,030	$2,020	—	(17)%	$10,840	$8,452	(22)%

Income (loss) from Continuing Operations by Business
Retail Banking	$585	$812	$788	$789	$597	(24)%	2%	$2,523	$2,986	18%
Cards (1)	1,135	1,376	1,202	1,375	1,165	(15)%	3%	5,149	5,118	(1)%
Total	$1,720	$2,188	$1,990	$2,164	$1,762	(19)%	2%	$7,672	$8,104	6%

FX Translation Impact:
Total Revenue - as Reported	$9,885	$10,014	$9,771	$10,180	$10,249	1%	4%	$39,195	$40,214	3%
Impact of FX Translation (2)	19	(101)	80	30	—			(742)	—
Total Revenues - Ex-FX (3)	$9,904	$9,913	$9,851	$10,210	$10,249	—	3%	$38,488	$40,214	4%

Total Operating Expenses - as Reported	$5,578	$5,210	$5,313	$5,389	$5,907	10%	6%	$21,408	$21,819	2%
Impact of FX Translation (2)	(12)	(67)	36	14	—			(494)	—
Total Operating Expenses - Ex-FX (3)	$5,566	$5,143	$5,349	$5,403	$5,907	9%	6%	$20,897	$21,819	4%

Total Provisions for LLR & PBC - as Reported	$1,755	$1,601	$1,446	$1,574	$1,937	23%	10%	$6,606	$6,558	(1)%
Impact of FX Translation (2)	(11)	(35)	14	4	—			(167)	—
Total Provisions for LLR & PBC - Ex-FX (3)	$1,744	$1,566	$1,460	$1,578	$1,937	23%	11%	$6,439	$6,558	2%

(1) Includes both Citi-Branded Cards and Citi Retail Services.

(2) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(3) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	4,204	4,150	4,080	4,069	4,008	(1)%	(5)%
Accounts (in millions)	62.3	64.1	65.2	65.3	65.0	—	4%
Average Deposits	$313.2	$318.6	$317.5	$324.1	$327.9	1%	5%
Investment Sales	$16.4	$21.6	$19.4	$23.5	$23.1	(2)%	41%
Investment AUMs	$131.2	$143.1	$139.6	$149.9	$153.6	2%	17%
Average Loans	$131.4	$139.3	$138.5	$141.1	$144.6	2%	10%
EOP Loans:
Real Estate Lending	$70.8	$73.8	$72.4	$74.9	$76.0	1%	7%
Commercial Markets	36.4	38.1	38.3	38.7	39.4	2%	8%
Personal and Other	26.8	28.1	28.3	29.6	30.4	3%	13%
EOP Loans	$134.0	$140.0	$139.0	$143.2	$145.8	2%	9%

Net Interest Revenue (in millions) (1)	$2,707	$2,746	$2,682	$2,710	$2,728	1%	1%
As a % of Average Loans	8.17%	7.93%	7.79%	7.64%	7.51%

Net Credit Losses (in millions)	$309	$282	$276	$325	$375	15%	21%
As a % of Average Loans	0.93%	0.81%	0.80%	0.92%	1.03%
Loans 90+ Days Past Due (in millions) (2)	$769	$843	$869	$882	$880	0%	14%
As a % of EOP Loans	0.58%	0.61%	0.63%	0.62%	0.61%
Loans 30-89 Days Past Due (in millions) (2)	$1,040	$1,032	$1,049	$1,154	$1,112	(4)%	7%
As a % of EOP Loans	0.78%	0.74%	0.76%	0.81%	0.77%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts	137.6	135.0	134.1	133.8	133.8	—	(3)%
Purchase Sales	$95.2	$85.4	$90.5	$90.0	$97.3	8%	2%

Average Loans (in billions) (3)	$148.4	$148.3	$144.1	$144.5	$145.2	—	(2)%
EOP Loans (in billions) (3)	$153.4	$146.2	$145.4	$145.9	$149.6	3%	(2)%
Average Yield (4)	14.00%	14.04%	13.86%	13.87%	13.87%
Net Interest Revenue (5)	$4,718	$4,627	$4,515	$4,685	$4,775	2%	1%
As a % of Average Loans (5)	12.61%	12.55%	12.60%	12.90%	13.08%
Net Credit Losses	$2,114	$1,996	$1,848	$1,705	$1,645	(4)%	(22)%
As a % of Average Loans	5.65%	5.41%	5.16%	4.69%	4.51%
Net Credit Margin (6)	$3,610	$3,487	$3,510	$3,859	$4,036	5%	12%
As a % of Average Loans (6)	9.65%	9.46%	9.80%	10.62%	11.06%
Loans 90+ Days Past Due	$2,637	$2,499	$2,221	$2,142	$2,202	3%	(16)%
As a % of EOP Loans	1.72%	1.71%	1.53%	1.47%	1.47%
Loans 30-89 Days Past Due	$3,032	$2,694	$2,400	$2,385	$2,397	1%	(21)%
As a % of EOP Loans	1.98%	1.84%	1.65%	1.63%	1.60%

(1)              Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)             The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.  See Note 1 on North America Regional Consumer Banking on page 10.

(3)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)              Average yield is gross interest revenue earned divided by average loans.

(5)              Net interest revenue includes certain fees that are recorded as interest revenue.

(6)              Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM        Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$4,249	$4,125	$4,035	$4,183	$4,248	2%	—	$16,915	$16,591	(2)%
Non-Interest Revenue	918	1,073	1,100	1,219	1,098	(10)%	20%	3,244	4,490	38%
Total Revenues, Net of Interest Expense	5,167	5,198	5,135	5,402	5,346	(1)%	3%	20,159	21,081	5%
Total Operating Expenses	2,672	2,341	2,451	2,465	2,676	9%	—	9,690	9,933	3%
Net Credit Losses	1,739	1,629	1,511	1,351	1,265	(6)%	(27)%	8,101	5,756	(29)%
Credit Reserve Build / (Release)	(785)	(841)	(814)	(519)	(215)	59%	73%	(4,181)	(2,389)	43%
Provision for Unfunded Lending Commitments	1	—	—	1	—	(100)%	(100)%	(1)	1	NM
Provision for Benefits & Claims	13	14	19	19	18	(5)%	38%	62	70	13%
Provision for Loan Losses and for Benefits and Claims	968	802	716	852	1,068	25%	10%	3,981	3,438	(14)%
Income from Continuing Operations before Taxes	1,527	2,055	1,968	2,085	1,602	(23)%	5%	6,488	7,710	19%
Income Taxes (benefits)	583	738	772	785	600	(24)%	3%	2,393	2,895	21%
Income from Continuing Operations	944	1,317	1,196	1,300	1,002	(23)%	6%	4,095	4,815	18%
Noncontrolling Interests	—	—	—	1	—	(100)%	—	—	1	—
Net Income	$944	$1,317	$1,196	$1,299	$1,002	(23)%	6%	$4,095	$4,814	18%
Average Assets (in billions of dollars)	$170	$169	$171	$173	$175	1%	3%	$165	$172	4%
Return on Average Assets	2.20%	3.13%	2.81%	2.99%	2.28%			2.48%	2.80%

Net Credit Losses as a % of Average Loans	4.60%	4.32%	4.07%	3.60%	3.35%

Revenue by Business
Retail Banking	$1,392	$1,628	$1,647	$1,736	$1,666	(4)%	20%	$5,113	$6,677	31%
Citi-Branded Cards	2,161	2,068	2,010	2,111	2,134	1%	(1)%	8,730	8,323	(5)%
Citi Retail Services	1,614	1,502	1,478	1,555	1,546	(1)%	(4)%	6,316	6,081	(4)%
Total	$5,167	$5,198	$5,135	$5,402	$5,346	(1)%	3%	$20,159	$21,081	5%

Net Credit Losses by Business
Retail Banking	$70	$62	$62	$72	$51	(29)%	(27)%	$302	$247	(18)%
Citi-Branded Cards	986	902	840	745	700	(6)%	(29)%	4,668	3,187	(32)%
Citi Retail Services	683	665	609	534	514	(4)%	(25)%	3,131	2,322	(26)%
Total	$1,739	$1,629	$1,511	$1,351	$1,265	(6)%	(27)%	$8,101	$5,756	(29)%

Income (loss) from Continuing Operations by Business
Retail Banking	$164	$331	$335	$340	$231	(32)%	41%	$463	$1,237	NM
Citi-Branded Cards	501	607	428	571	474	(17)%	(5)%	2,151	2,080	(3)%
Citi Retail Services	279	379	433	389	297	(24)%	6%	1,481	1,498	1%
Total	$944	$1,317	$1,196	$1,300	$1,002	(23)%	6%	$4,095	$4,815	18%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,016	1,020	1,015	1,017	999	(2)%	(2)%
Accounts (in millions)	12.7	12.5	12.5	12.5	12.4	(1)%	(2)%
Investment Sales	$2.2	$2.4	$2.4	$2.8	$2.9	4%	32%
Investment AUMs	$29.4	$31.1	$28.9	$29.9	$29.9	—	2%

Average Deposits	$147.0	$149.2	$151.4	$154.3	$159.7	3%	9%

Average Loans	$37.3	$40.5	$41.1	$41.3	$42.2	2%	13%

EOP Loans:
Real Estate Lending	$31.4	$32.6	$32.6	$33.0	$33.7	2%	7%
Commercial Markets	6.4	6.9	7.2	7.4	7.9	7%	23%
Personal and Other	1.1	1.1	1.1	1.1	1.1	—	—
Total EOP Loans	$38.9	$40.6	$40.9	$41.5	$42.7	3%	10%

Mortgage Originations	$21.1	$14.3	$12.9	$14.5	$16.8	16%	(20)%

Third Party Mortgage Servicing Portfolio (EOP)	$197.9	$196.7	$190.8	$184.9	$177.2	(4)%	(10)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$295.0	$532.6	$637.0	$684.2	$614.5	(10)%	NM

Saleable Mortgage Rate Locks	$16.2	$12.1	$11.5	$15.8	$12.7	(20)%	(22)%

Net Interest Revenue on Loans (in millions)	$181	$193	$200	$221	$240	9%	33%
As a % of Avg. Loans	1.93%	1.92%	1.96%	2.13%	2.26%

Net Credit Losses (in millions)	$70	$62	$62	$72	$51	(29)%	(27)%
As a % of Avg. Loans	0.74%	0.62%	0.61%	0.69%	0.48%

Loans 90+ Days Past Due (in millions) (1)	$235	$260	$294	$291	$280	(4)%	19%
As a % of EOP Loans	0.63%	0.66%	0.74%	0.72%	0.68%
Loans 30-89 Days Past Due (in millions) (1)	$213	$183	$215	$230	$223	(3)%	5%
As a % of EOP Loans	0.57%	0.47%	0.54%	0.57%	0.54%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $611 mlllion and ($1.3 billion), $718 mlllion and ($1.3 billion), $748 mlllion and ($1.2 billion), $738 mlllion and ($1.2 billion) and $742 mlllion and ($1.4 billion) as of December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $121 million and ($1.3 billion), $121 million and ($1.3 billion), $124 million and ($1.2 billion), $122 million and ($1.2 billion) and $122 million and ($1.4 billion) as of December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	22.6	22.7	22.9	23.1	23.2	—	3%
Purchase Sales (in billions)	$42.1	$38.2	$40.8	$40.3	$41.6	3%	(1)%

Average Loans (in billions) (1)	$74.4	$73.5	$71.7	$71.5	$71.1	(1)%	(4)%

EOP Loans (in billions) (1)	$77.2	$72.7	$72.7	$72.2	$72.9	1%	(6)%

Average Yield (2)	10.13%	10.19%	9.96%	9.94%	10.02%
Net Interest Revenue (3)	$1,731	$1,692	$1,631	$1,688	$1,709	1%	(1)%
As a % of Avg. Loans (3)	9.23%	9.26%	9.15%	9.39%	9.56%
Net Credit Losses	$986	$902	$840	$745	$700	(6)%	(29)%
As a % of Average Loans	5.26%	4.94%	4.71%	4.15%	3.92%
Net Credit Margin (4)	$1,170	$1,163	$1,164	$1,358	$1,426	5%	22%
As a % of Avg. Loans (4)	6.24%	6.36%	6.53%	7.56%	7.98%
Loans 90+ Days Past Due	$1,016	$982	$830	$760	$786	3%	(23)%
As a % of EOP Loans	1.32%	1.35%	1.14%	1.05%	1.08%
Loans 30-89 Days Past Due	$1,078	$887	$744	$744	$771	4%	(28)%
As a % of EOP Loans	1.40%	1.22%	1.02%	1.03%	1.06%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	83.6	80.9	79.9	79.3	78.9	(1)%	(6)%
Purchase Sales (in billions)	$20.5	$15.5	$18.1	$17.5	$20.4	17%	—

Average Loans (in billions) (1)	$38.3	$37.6	$36.5	$36.5	$37.0	1%	(3)%
EOP Loans (in billions) (1)	$39.9	$36.7	$36.6	$36.6	$38.6	5%	(3)%

Average Yield (2)	18.02%	18.19%	18.14%	18.26%	18.04%
Net Interest Revenue (3)	$1,638	$1,577	$1,557	$1,647	$1,673	2%	2%
As a % of Avg. Loans (3)	16.97%	16.87%	17.16%	17.95%	17.99%
Net Credit Losses	$683	$665	$609	$534	$514	(4)%	(25)%
As a % of Average Loans	7.08%	7.11%	6.71%	5.82%	5.53%
Net Credit Margin (4)	$923	$827	$856	$1,010	$1,022	1%	11%
As a % of Avg. Loans (4)	9.56%	8.85%	9.43%	11.01%	10.99%
Loans 90+ Days Past Due	$951	$845	$721	$716	$721	1%	(24)%
As a % of EOP Loans	2.38%	2.30%	1.97%	1.96%	1.87%
Loans 30-89 Days Past Due	$1,175	$995	$852	$823	$789	(4)%	(33)%
As a % of EOP Loans	2.94%	2.71%	2.33%	2.25%	2.04%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is gross interest revenue earned divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$224	$262	$256	$257	$265	3%	18%	$947	$1,040	10%
Non-Interest Revenue	124	116	110	124	126	2%	2%	611	476	(22)%
Total Revenues, Net of Interest Expense	348	378	366	381	391	3%	12%	1,558	1,516	(3)%
Total Operating Expenses	326	359	338	335	402	20%	23%	1,343	1,434	7%
Net Credit Losses	28	29	14	29	33	14%	18%	172	105	(39)%
Credit Reserve Build / (Release)	3	(5)	(13)	2	11	NM	NM	(118)	(5)	96%
Provision for Unfunded Lending Commitments	(1)	(1)	—	—	—	—	100%	4	(1)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	30	23	1	31	44	42%	47%	58	99	71%
Income (loss) from Continuing Operations before Taxes	(8)	(4)	27	15	(55)	NM	NM	157	(17)	NM
Income Taxes (benefits)	(4)	3	10	5	(17)	NM	NM	62	1	(98)%
Income from Continuing Operations	(4)	(7)	17	10	(38)	NM	NM	95	(18)	NM
Noncontrolling Interests	(3)	1	1	2	—	(100)%	100%	—	4	—
Net Income	$(1)	$(8)	$16	$8	$(38)	NM	NM	$95	$(22)	NM
Average Assets (in billions of dollars)	$10	$9	$9	$9	$10	11%	—	$10	$9	(10)%
Return on Average Assets	(0.04)%	(0.36)%	0.72%	0.35%	(1.51)%			0.95%	(0.24)%

Net Credit Losses as a % of Average Loans	1.59%	1.62%	0.75%	1.54%	1.66%

Revenue by Business
Retail Banking	$199	$222	$214	$223	$230	3%	16%	$890	$889	0%
Citi-Branded Cards	149	156	152	158	161	2%	8%	668	627	(6)%
Total	$348	$378	$366	$381	$391	3%	12%	$1,558	$1,516	(3)%

Net Credit Losses by Business
Retail Banking	$12	$12	$7	$12	$15	25%	25%	$87	$46	(47)%
Citi-Branded Cards	16	17	7	17	18	6%	13%	85	59	(31)%
Total	$28	$29	$14	$29	$33	14%	18%	$172	$105	(39)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(18)	$(21)	$(7)	$(12)	$(41)	NM	NM	$(37)	$(81)	NM
Citi-Branded Cards	14	14	24	22	3	(86)%	(79)%	132	63	(52)%
Total	$(4)	$(7)	$17	$10	$(38)	NM	NM	$95	$(18)	NM

FX Translation Impact:
Total Revenue - as Reported	$348	$378	$366	$381	$391	3%	12%	$1,558	$1,516	(3)%
Impact of FX Translation (1)	5	(4)	9	8	—			(75)	—
Total Revenues - Ex-FX (2)	$353	$374	$375	$389	$391	1%	11%	$1,483	$1,516	2%

Total Operating Expenses - as Reported	$326	$359	$338	$335	$402	20%	23%	$1,343	$1,434	7%
Impact of FX Translation (1)	3	(5)	8	6	—			(66)	—
Total Operating Expenses - Ex-FX (2)	$329	$354	$346	$341	$402	18%	22%	$1,277	$1,434	12%

Provisions for LLR & PBC - as Reported	$30	$23	$1	$31	$44	42%	47%	$58	$99	71%
Impact of FX Translation (1)	—	—	1	1	—			(2)	—
Provisions for LLR & PBC - Ex-FX (2)	$30	$23	$2	$32	$44	38%	47%	$56	$99	77%

(1)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	296	286	240	234	228	(3)%	(23)%
Accounts (in millions)	4.0	4.0	4.0	3.9	3.9	—	(3)%
Average Deposits	$12.0	$12.5	$12.4	$12.7	$12.7	—	6%
Investment Sales	$0.8	$1.0	$0.8	$1.1	$1.3	18%	63%
Investment AUMs	$4.7	$5.3	$5.0	$5.4	$5.8	7%	23%
Average Loans	$4.3	$4.4	$4.7	$4.7	$5.0	6%	16%
EOP Loans:
Real Estate Lending	$0.2	$0.2	$0.2	$0.3	$0.3	—	50%
Commercial Markets	1.7	1.8	1.9	2.1	2.1	—	24%
Personal and Other	2.3	2.5	2.5	2.5	2.7	8%	17%
Total EOP Loans	$4.2	$4.5	$4.6	$4.9	$5.1	4%	21%

Net Interest Revenue (in millions) (1)	$117	$145	$143	$143	$145	1%	24%
As a % of Average Loans (1)	10.79%	13.25%	12.24%	12.10%	11.54%
Net Credit Losses (in millions)	$12	$12	$7	$12	$15	25%	25%
As a % of Average Loans	1.11%	1.10%	0.60%	1.02%	1.19%
Loans 90+ Days Past Due (in millions)	$59	$62	$49	$50	$48	(4)%	(19)%
As a % of EOP Loans	1.40%	1.38%	1.07%	1.02%	0.94%
Loans 30-89 Days Past Due (in millions)	$94	$92	$78	$79	$77	(3)%	(18)%
As a % of EOP Loans	2.24%	2.04%	1.70%	1.61%	1.51%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.6	2.6	2.6	2.5	2.8	12%	8%
Purchase Sales	$2.7	$2.7	$2.8	$2.8	$3.1	11%	15%
Average Loans (2)	$2.7	$2.8	$2.8	$2.8	$2.9	4%	7%
EOP Loans (2)	$2.7	$2.9	$2.8	$2.9	$2.9	—	7%
Average Yield (3)	19.81%	19.71%	19.17%	19.24%	19.10%	—

Net Interest Revenue (in millions) (4)	$107	$117	$113	$114	$120	5%	12%
As a % of Avg. Loans (4)	15.72%	16.81%	16.23%	16.20%	16.46%
Net Credit Losses (in millions)	$16	$17	$7	$17	$18	6%	13%
As a % of Average Loans	2.35%	2.44%	1.01%	2.42%	2.47%
Net Credit Margin (in millions) (5)	$133	$139	$145	$141	$143	1%	8%
As a % of Avg. Loans (5)	19.54%	19.97%	20.83%	20.03%	19.62%
Loans 90+ Days Past Due (in millions)	$44	$43	$43	$45	$48	7%	9%
As a % of EOP Loans	1.63%	1.48%	1.54%	1.55%	1.66%
Loans 30-89 Days Past Due (in millions)	$59	$65	$61	$68	$63	(7)%	7%
As a % of EOP Loans	2.19%	2.24%	2.18%	2.34%	2.17%

(1)  Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)  Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)  Average yield is gross interest revenue earned divided by average loans.

(4)  Net interest revenue includes certain fees that are recorded as interest revenue.

(5)  Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
LATIN AMERICA - PAGE 1
(In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,620	$1,659	$1,624	$1,687	$1,725	2%	6%	$6,456	$6,695	4%
Non-Interest Revenue	730	782	698	732	795	9%	9%	3,013	3,007	—
Total Revenues, Net of Interest Expense	2,350	2,441	2,322	2,419	2,520	4%	7%	9,469	9,702	2%
Total Operating Expenses	1,408	1,364	1,363	1,387	1,588	14%	13%	5,756	5,702	(1)%
Net Credit Losses	446	430	400	433	487	12%	9%	1,684	1,750	4%
Credit Reserve Build / (Release)	38	113	120	29	37	28%	(3)%	(67)	299	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	32	44	31	46	46	—	44%	130	167	28%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	516	587	551	508	570	12%	10%	1,747	2,216	27%
Income from Continuing Operations before Taxes	426	490	408	524	362	(31)%	(15)%	1,966	1,784	(9)%
Income Taxes	56	115	79	119	(39)	NM	NM	388	274	(29)%
Income from Continuing Operations	370	375	329	405	401	(1)%	8%	1,578	1,510	(4)%
Noncontrolling Interests	1	—	(2)	—	—	—	(100)%	—	(2)	—
Net Income	$369	$375	$331	$405	$401	(1)%	9%	$1,578	$1,512	(4)%
Average Assets (in billions of dollars)	$78	$81	$78	$79	$81	3%	4%	$80	$80	—
Return on Average Assets	1.88%	1.86%	1.71%	2.04%	1.97%			1.97%	1.89%

Net Credit Losses as a % of Average Loans	4.87%	4.31%	4.15%	4.25%	4.61%

Revenue by Business
Retail Banking	$1,343	$1,448	$1,378	$1,452	$1,488	2%	11%	$5,468	$5,766	5%
Citi-Branded Cards	1,007	993	944	967	1,032	7%	2%	4,001	3,936	(2)%
Total	$2,350	$2,441	$2,322	$2,419	$2,520	4%	7%	$9,469	$9,702	2%

Net Credit Losses by Business
Retail Banking	$142	$143	$135	$160	$210	31%	48%	$475	$648	36%
Citi-Branded Cards	304	287	265	273	277	1%	(9)%	1,209	1,102	(9)%
Total	$446	$430	$400	$433	$487	12%	9%	$1,684	$1,750	4%

Income (loss) from Continuing Operations by Business
Retail Banking	$202	$202	$223	$214	$222	4%	10%	$902	$861	(5)%
Citi-Branded Cards	168	173	106	191	179	(6)%	7%	676	649	(4)%
Total	$370	$375	$329	$405	$401	(1)%	8%	$1,578	$1,510	(4)%

FX Translation Impact:
Total Revenue - as Reported	$2,350	$2,441	$2,322	$2,419	$2,520	4%	7%	$9,469	$9,702	2%
Impact of FX Translation (1)	(5)	(92)	37	8	—			(569)	—
Total Revenues - Ex-FX (2)	$2,345	$2,349	$2,359	$2,427	$2,520	4%	7%	$8,900	$9,702	9%

Total Operating Expenses - as Reported	$1,408	$1,364	$1,363	$1,387	$1,588	14%	13%	$5,756	$5,702	(1)%
Impact of FX Translation (1)	(20)	(57)	13	3	—			(367)	—
Total Operating Expenses - Ex-FX (2)	$1,388	$1,307	$1,376	$1,390	$1,588	14%	14%	$5,389	$5,702	6%

Provisions for LLR & PBC - as Reported	$516	$587	$551	$508	$570	12%	10%	$1,747	$2,216	27%
Impact of FX Translation (1)	(18)	(38)	4	1	—			(156)	—
Provisions for LLR & PBC - Ex-FX (2)	$498	$549	$555	$509	$570	12%	14%	$1,591	$2,216	39%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,221	2,201	2,198	2,200	2,181	(1)%	(2)%
Accounts (in millions)	29.2	31.1	31.9	32.1	31.8	(1)%	9%
Average Deposits	$44.4	$46.0	$44.0	$44.6	$45.4	2%	2%
Investment Sales	$7.4	$9.8	$9.2	$10.4	$9.9	(5)%	34%
Investment AUMs	$51.9	$58.8	$58.3	$64.8	$65.9	2%	27%
Average Loans	$22.7	$25.7	$25.2	$26.6	$27.7	4%	22%
EOP Loans:
Real Estate Lending	$4.4	$5.1	$4.9	$5.3	$5.4	2%	23%
Commercial Markets	10.9	11.7	11.6	12.3	12.8	4%	17%
Personal and Other	8.3	9.3	9.4	9.9	10.1	2%	22%
Total EOP Loans	$23.6	$26.1	$25.9	$27.5	$28.3	3%	20%

Net Interest Revenue (in millions) (1)	$890	$938	$917	$958	$971	1%	9%
As a % of Average Loans (1)	15.55%	14.68%	14.64%	14.33%	13.95%
Net Credit Losses (in millions)	$142	$143	$135	$160	$210	31%	48%
As a % of Average Loans	2.48%	2.24%	2.15%	2.39%	3.02%
Loans 90+ Days Past Due (in millions)	$253	$276	$285	$322	$324	1%	28%
As a % of EOP Loans	1.07%	1.06%	1.10%	1.17%	1.14%
Loans 30-89 Days Past Due (in millions)	$289	$323	$316	$412	$353	(14)%	22%
As a % of EOP Loans	1.22%	1.24%	1.22%	1.50%	1.25%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	12.9	13.1	13.0	13.0	12.9	(1)%	—
Purchase Sales (in billions)	$10.8	$10.2	$10.0	$10.3	$11.5	12%	6%
Average Loans (in billions) (2)	$13.6	$14.4	$13.6	$13.9	$14.3	3%	5%
EOP Loans (in billions) (2)	$13.7	$14.3	$13.7	$14.2	$14.8	4%	8%
Average Yield (3)	23.52%	22.74%	22.91%	22.75%	22.49%

Net Interest Revenue (in millions) (4)	$730	$721	$707	$729	$754	3%	3%
As a % of Average Loans (4)	21.30%	20.14%	20.91%	20.86%	20.98%
Net Credit Losses (in millions)	$304	$287	$265	$273	$277	1%	(9)%
As a % of Average Loans	8.87%	8.02%	7.84%	7.81%	7.71%
Net Credit Margin (in millions) (5)	$703	$706	$679	$694	$755	9%	7%
As a % of Average Loans (5)	20.51%	19.72%	20.08%	19.86%	21.00%
Loans 90+ Days Past Due	$412	$405	$405	$401	$413	3%	—
As a % of EOP Loans	3.01%	2.83%	2.96%	2.82%	2.79%
Loans 30-89 Days Past Due	$399	$426	$428	$416	$432	4%	8%
As a % of EOP Loans	2.91%	2.98%	3.12%	2.93%	2.92%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,332	$1,327	$1,282	$1,268	$1,265	—	(5)%	$5,365	$5,142	(4)%
Non-Interest Revenue	688	670	666	710	727	2%	6%	2,644	2,773	5%
Total Revenues, Net of Interest Expense	2,020	1,997	1,948	1,978	1,992	1%	(1)%	8,009	7,915	(1)%
Total Operating Expenses	1,172	1,146	1,161	1,202	1,241	3%	6%	4,619	4,750	3%
Net Credit Losses	210	190	199	217	235	8%	12%	883	841	(5)%
Credit Reserve Build / (Release)	31	(1)	(21)	(34)	20	NM	(35)%	(63)	(36)	43%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	241	189	178	183	255	39%	6%	820	805	(2)%
Income from Continuing Operations before Taxes	607	662	609	593	496	(16)%	(18)%	2,570	2,360	(8)%
Income Taxes	197	159	161	144	99	(31)%	(50)%	666	563	(15)%
Income from Continuing Operations	410	503	448	449	397	(12)%	(3)%	1,904	1,797	(6)%
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$410	$503	$448	$449	$397	(12)%	(3)%	$1,904	$1,797	(6)%
Average Assets (in billions of dollars)	$122	$125	$123	$127	$128	1%	5%	$122	$126	3%
Return on Average Assets	1.33%	1.62%	1.46%	1.41%	1.23%			1.56%	1.43%

Net Credit Losses as a % of Average Loans	0.96%	0.86%	0.92%	0.98%	1.04%

Revenue by Business
Retail Banking	$1,214	$1,220	$1,155	$1,186	$1,166	(2)%	(4)%	$4,927	$4,727	(4)%
Citi-Branded Cards	806	777	793	792	826	4%	2%	3,082	3,188	3%
Total	$2,020	$1,997	$1,948	$1,978	$1,992	1%	(1)%	$8,009	$7,915	(1)%

Net Credit Losses by Business
Retail Banking	$85	$65	$72	$81	$99	22%	16%	$326	$317	(3)%
Citi-Branded Cards	125	125	127	136	136	—	9%	557	524	(6)%
Total	$210	$190	$199	$217	$235	8%	12%	$883	$841	(5)%

Income from Continuing Operations by Business
Retail Banking	$237	$300	$237	$247	$185	(25)%	(22)%	$1,195	$969	(19)%
Citi-Branded Cards	173	203	211	202	212	5%	23%	709	828	17%
Total	$410	$503	$448	$449	$397	(12)%	(3)%	$1,904	$1,797	(6)%

FX Translation Impact:
Total Revenue - as Reported	$2,020	$1,997	$1,948	$1,978	$1,992	1%	(1)%	$8,009	$7,915	(1)%
Impact of FX Translation (1)	19	(5)	34	14	—			(98)	—
Total Revenues - Ex-FX (2)	$2,039	$1,992	$1,982	$1,992	$1,992	—	(2)%	$7,911	$7,915	—

Total Operating Expenses - as Reported	$1,172	$1,146	$1,161	$1,202	$1,241	3%	6%	$4,619	$4,750	3%
Impact of FX Translation (1)	5	(5)	15	5	—			(61)	—
Total Operating Expenses - Ex-FX (2)	$1,177	$1,141	$1,176	$1,207	$1,241	3%	5%	$4,558	$4,750	4%

Provisions for LLR & PBC - as Reported	$241	$189	$178	$183	$255	39%	6%	$820	$805	(2)%
Impact of FX Translation (1)	7	3	9	2	—			(9)	—
Provisions for LLR & PBC - Ex-FX (2)	$248	$192	$187	$185	$255	38%	3%	$811	$805	(1)%

(1)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	671	643	627	618	600	(3)%	(11)%
Accounts (in millions)	16.4	16.5	16.8	16.8	16.9	1%	3%
Average Deposits	$109.8	$110.9	$109.7	$112.5	$110.1	(2)%	—
Investment Sales	$6.0	$8.4	$7.0	$9.2	$9.0	(2)%	50%
Investment AUMs	$45.2	$47.9	$47.4	$49.8	$52.0	4%	15%
Average Loans	$67.1	$68.7	$67.5	$68.5	$69.7	2%	4%
EOP Loans:
Real Estate Lending	$34.8	$35.9	$34.7	$36.3	$36.6	1%	5%
Commercial Markets	17.4	17.7	17.6	16.9	16.6	(2)%	(5)%
Personal and Other	15.1	15.2	15.3	16.1	16.5	2%	9%
Total EOP Loans	$67.3	$68.8	$67.6	$69.3	$69.7	1%	4%

Net Interest Revenue (in millions) (1)	$820	$807	$775	$761	$746	(2)%	(9)%
As a % of Average Loans (1)	4.85%	4.72%	4.62%	4.42%	4.26%
Net Credit Losses (in millions)	$85	$65	$72	$81	$99	22%	16%
As a % of Average Loans	0.50%	0.38%	0.43%	0.47%	0.57%
Loans 90+ Days Past Due (in millions)	$222	$245	$241	$219	$228	4%	3%
As a % of EOP Loans	0.33%	0.36%	0.36%	0.32%	0.33%
Loans 30-89 Days Past Due (in millions)	$444	$434	$440	$433	$459	6%	3%
As a % of EOP Loans	0.66%	0.63%	0.65%	0.62%	0.66%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.9	15.7	15.7	15.9	16.0	1%	1%
Purchase Sales (in billions)	$19.1	$18.8	$18.8	$19.1	$20.7	8%	8%
Average Loans (in billions) (2)	$19.4	$20.0	$19.5	$19.8	$19.9	1%	3%
EOP Loans (in billions) (2)	$19.9	$19.6	$19.6	$20.0	$20.4	2%	3%
Average Yield (3)	13.41%	13.31%	13.16%	12.89%	12.88%

Net Interest Revenue (in millions) (4)	$512	$520	$507	$507	$519	2%	1%
As a % of Average Loans (4)	10.47%	10.46%	10.46%	10.19%	10.38%
Net Credit Losses (in millions)	$125	$125	$127	$136	$136	—	9%
As a % of Average Loans	2.56%	2.51%	2.62%	2.73%	2.72%
Net Credit Margin (in millions) (5)	$681	$652	$666	$656	$690	5%	1%
As a % of Average Loans (5)	13.93%	13.11%	13.74%	13.18%	13.79%
Loans 90+ Days Past Due	$214	$224	$222	$220	$234	6%	9%
As a % of EOP Loans	1.08%	1.14%	1.13%	1.10%	1.15%
Loans 30-89 Days Past Due	$321	$321	$315	$334	$342	2%	7%
As a % of EOP Loans	1.61%	1.64%	1.61%	1.67%	1.68%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average yield is gross interest revenue earned divided by average loans.

(4) Net interest revenue includes certain fees that are recorded as interest revenue.

(5) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)
Commissions and Fees	$1,024	$1,141	$1,081	$1,011	$1,085	7%	6%	4,449	4,318	(3)%
Administration and Other Fiduciary Fees	648	696	742	663	689	4%	6%	2,775	2,790	1%
Investment Banking	645	811	793	1,000	1,014	1%	57%	3,029	3,618	19%
Principal Transactions	(340)	1,916	1,434	731	49	(93)%	NM	4,873	4,130	(15)%
Other	113	(406)	326	37	(42)	NM	NM	1,821	(85)	NM
Total Non-Interest Revenue	2,090	4,158	4,376	3,442	2,795	(19)%	34%	16,947	14,771	(13)%
Net Interest Revenue (including Dividends)	3,728	3,860	3,836	3,986	4,147	4%	11%	15,055	15,829	5%
Total Revenues, Net of Interest Expense	5,818	8,018	8,212	7,428	6,942	(7)%	19%	32,002	30,600	(4)%
Total Operating Expenses	5,266	5,095	4,987	4,877	5,273	8%	0%	20,768	20,232	(3)%
Net Credit Losses	172	(58)	122	143	75	(48)%	(56)%	619	282	(54)%
Provision for Unfunded Lending Commitments	48	(11)	26	(26)	50	NM	4%	89	39	(56)%
Credit Reserve Build / (Release)	(138)	158	(13)	(149)	(41)	72%	70%	(556)	(45)	92%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	82	89	135	(32)	84	NM	2%	152	276	82%
Income from Continuing Operations before Taxes	470	2,834	3,090	2,583	1,585	(39)%	NM	11,082	10,092	(9)%
Income Taxes (Benefits)	(163)	624	747	606	125	(79)%	NM	2,820	2,102	(25)%
Income from Continuing Operations	633	2,210	2,343	1,977	1,460	(26)%	NM	8,262	7,990	(3)%
Net Income Attributable to Noncontrolling Interests	29	60	31	14	23	64%	(21)%	56	128	NM
Net Income	$604	$2,150	$2,312	$1,963	$1,437	(27)%	NM	$8,206	$7,862	(4)%
Average Assets (in billions of dollars)	$1,010	$1,016	$1,048	$1,044	$1,059	1%	5%	$1,024	$1,042	2%
Return on Assets	0.24%	0.85%	0.89%	0.75%	0.54%			0.80%	0.75%
Return on Assets (Excluding CVA/DVA)	0.25%	1.19%	0.84%	0.94%	0.66%			0.70%	0.90%

Revenue by Region
North America	$1,265	$1,989	$2,591	$2,062	$2,026	(2)%	60%	$10,002	$8,668	(13)%
EMEA	2,077	2,848	2,539	2,378	2,228	(6)%	7%	10,707	9,993	(7)%
Latin America	992	1,206	1,212	1,249	1,149	(8)%	16%	4,083	4,816	18%
Asia	1,484	1,975	1,870	1,739	1,539	(12)%	4%	7,210	7,123	(1)%
Total	$5,818	$8,018	$8,212	$7,428	$6,942	(7)%	19%	$32,002	$30,600	(4)%

Income from Continuing Operations by Region
North America	$(373)	$254	$612	$352	$263	(25)%	NM	$1,459	$1,481	2%
EMEA	443	827	697	629	445	(29)%	0%	3,130	2,598	(17)%
Latin America	337	520	510	520	412	(21)%	22%	1,613	1,962	22%
Asia	226	609	524	476	340	(29)%	50%	2,060	1,949	(5)%
Total	$633	$2,210	$2,343	$1,977	$1,460	(26)%	NM	$8,262	$7,990	(3)%

Average Loans by Region (in billions)
North America	$74	$76	$82	$90	89	(1)%	20%	$69	$83	20%
EMEA	50	51	52	54	53	(2)%	6%	47	53	13%
Latin America	32	34	34	34	37	9%	16%	29	35	21%
Asia	58	60	63	65	62	(5)%	7%	52	63	21%
Total	$214	$221	$231	$243	$241	(1)%	13%	$197	$234	19%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$2,214	$2,274	$2,302	$2,463	$2,637	7%	19%	$9,123	$9,676	6%
Non-Interest Revenue	980	3,001	3,103	2,307	1,656	(28)%	69%	12,300	10,067	(18)%
Total Revenues, Net of Interest Expense	3,194	5,275	5,405	4,770	4,293	(10)%	34%	21,423	19,743	(8)%
Total Operating Expenses	3,736	3,707	3,575	3,486	3,676	5%	(2)%	15,013	14,444	(4)%
Net Credit Losses	178	(60)	97	56	75	34%	(58)%	602	168	(72)%
Provision for Unfunded Lending Commitments	36	(17)	26	(26)	50	NM	39%	86	33	(62)%
Credit Reserve Build / (Release)	(145)	135	(64)	(103)	(47)	54%	68%	(572)	(79)	86%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	69	58	59	(73)	78	NM	13%	116	122	5%
Income (Loss) from Continuing Operations before Taxes	(611)	1,510	1,771	1,357	539	(60)%	NM	6,294	5,177	(18)%
Income Taxes (Benefits)	(477)	221	343	226	(108)	NM	77%	1,381	682	(51)%
Income (Loss) from Continuing Operations	(134)	1,289	1,428	1,131	647	(43)%	NM	4,913	4,495	(9)%
Noncontrolling Interests	24	56	26	11	18	64%	(25)%	37	111	NM
Net Income (Loss)	$(158)	$1,233	$1,402	$1,120	$629	(44)%	NM	$4,876	$4,384	(10)%

Average Assets (in billions of dollars)	877	884	912	903	916	1%	4%	894	904	1%
Return on Average Assets	(0.07)%	0.56%	0.62%	0.49%	0.27%			0.55%	0.48%
Return on Average Assets (Excluding CVA/DVA)	(0.05)%	0.95%	0.56%	0.71%	0.41%			0.42%	0.66%

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$159	$110	$201	$194	$204	5%	28%	$684	$709	4%
Equity Underwriting	90	154	167	142	160	13%	78%	672	623	(7)%
Debt Underwriting	389	601	486	590	632	7%	62%	1,954	2,309	18%
Total Investment Banking	638	865	854	926	996	8%	56%	3,310	3,641	10%
Lending	165	56	608	194	139	(28)%	(16)%	1,809	997	(45)%
Equity Markets	233	903	550	510	455	(11)%	95%	2,402	2,418	1%
Fixed Income Markets	1,716	4,736	2,818	3,697	2,710	(27)%	58%	10,891	13,961	28%
Private Bank	517	576	570	590	578	(2)%	12%	2,138	2,314	8%
Other Securities and Banking	(1)	(485)	(193)	(348)	(75)	78%	NM	(859)	(1,101)	(28)%
Total Securities and Banking Revenues (Ex-CVA/DVA) (1)	$3,268	$6,651	$5,207	$5,569	$4,803	(14)%	47%	$19,691	$22,230	13%

North America	$712	$1,978	$1,827	$1,785	$1,653	(7)%	NM	$6,512	$7,243	11%
EMEA	1,237	2,555	1,607	1,853	1,499	(19)%	21%	6,752	7,514	11%
Latin America	560	759	755	804	720	(10)%	29%	2,325	3,038	31%
Asia	759	1,359	1,018	1,127	931	(17)%	23%	4,102	4,435	8%
Total Securities and Banking Revenues (Ex-CVA/DVA) (1)	3,268	6,651	5,207	5,569	4,803	(14)%	47%	19,691	22,230	13%

CVA/DVA {excluded as applicable in lines above} (2)	(74)	(1,376)	198	(799)	(510)	36%	NM	1,732	(2,487)	NM
Total Revenues, Net of Interest Expense	$3,194	$5,275	$5,405	$4,770	$4,293	(10)%	34%	$21,423	$19,743	(8)%

(1) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2) See Note (1) on page 4.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,514	$1,586	$1,534	$1,523	$1,510	(1)%	—	$5,932	$6,153	4%
Non-Interest Revenue	1,110	1,157	1,273	1,135	1,139	—	3%	4,647	4,704	1%
Total Revenues, Net of Interest Expense	2,624	2,743	2,807	2,658	2,649	—	1%	10,579	10,857	3%
Total Operating Expenses	1,530	1,388	1,412	1,391	1,597	15%	4%	5,755	5,788	1%
Net Credit Losses	(6)	2	25	87	—	(100)%	100%	17	114	NM
Provision for Unfunded Lending Commitments	12	6	—	—	—	—	(100)%	3	6	100%
Credit Reserve Build / (Release)	7	23	51	(46)	6	NM	(14)%	16	34	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	13	31	76	41	6	(85)%	(54)%	36	154	NM
Income from Continuing Operations before Taxes	1,081	1,324	1,319	1,226	1,046	(15)%	(3)%	4,788	4,915	3%
Income Taxes	314	403	404	380	233	(39)%	(26)%	1,439	1,420	(1)%
Income from Continuing Operations	767	921	915	846	813	(4)%	6%	3,349	3,495	4%
Noncontrolling Interests	5	4	5	3	5	67%	0%	19	17	(11)%
Net Income	$762	$917	$910	$843	$808	(4)%	6%	$3,330	$3,478	4%
Average Assets (in billions of dollars)	$133	$132	$136	$141	$143	1%	8%	$130	$138	6%
Return on Average Assets	2.27%	2.79%	2.69%	2.38%	2.25%			2.56%	2.52%

Revenue Details
Treasury and Trade Solutions	$1,965	$2,054	$2,112	$1,991	$1,993	—	1%	$7,697	$8,150	6%
Securities and Fund Services	659	689	695	667	656	(2)%	0%	2,882	2,707	(6)%
Total	$2,624	$2,743	$2,807	$2,658	$2,649	—	1%	$10,579	$10,857	3%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$94	$100	$106	$107	$106	(1)%	13%	$87	$105	21%
EMEA	118	118	125	132	142	8%	20%	118	129	9%
Latin America	36	35	34	38	45	18%	25%	34	38	12%
Asia	121	124	131	138	135	(2)%	12%	125	132	6%
Total	$369	$377	$396	$415	$428	3%	16%	$364	$404	11%

EOP Assets Under Custody (in trillions of dollars)	$12.0	$12.5	$12.2	$12.8	$13.2	3%	10%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$87	$13	$(21)	$(136)	$(127)	7%	NM	$26	$(271)	NM
Non-Interest Revenue	296	487	(244)	169	51	(70)%	(83)%	859	463	(46)%
Total Revenues, Net of Interest Expense	383	500	(265)	33	(76)	NM	NM	885	192	(78)%
Total Operating Expenses	512	795	597	764	1,058	38%	NM	2,293	3,214	40%
Net Credit Losses	1	1	1	(1)	(1)	0%	NM	3	—	(100)%
Credit Reserve Build / (Release)	(1)	(1)	—	—	—	—	100%	(3)	(1)	67%
Provision for Benefits & Claims	1	—	(1)	—	—	—	(100)%	1	(1)	NM
Provision for Unfunded Lending Commitments	(1)	—	—	—	1	—	NM	—	1	—
Provision for Loan Losses and for Benefits and Claims	—	—	—	(1)	—	100%	—	1	(1)	NM
Income from Continuing Operations before Taxes	(129)	(295)	(862)	(730)	(1,134)	(55)%	NM	(1,409)	(3,021)	NM
Income Taxes	(88)	17	(435)	(675)	(303)	55%	NM	(681)	(1,396)	NM
Income from Continuing Operations	(41)	(312)	(427)	(55)	(831)	NM	NM	(728)	(1,625)	NM

Income (Loss) from Discontinued Operations, net of taxes	—	(5)	(1)	(31)	(112)	NM	—	112	(149)	NM
Noncontrolling Interests	14	63	9	8	5	(38)%	(64)%	(27)	85	NM
Net Income (Loss)	$(55)	$(380)	$(437)	$(94)	$(948)	NM	NM	$(589)	$(1,859)	NM

EOP Assets (in billions of dollars)	$284	$311	$289	$302	$249	(18)%	(12)%

Average Assets (in billions of dollars)	$285	$289	$285	$293	$287	(2)%	1%	$284	$289	2%

(1)         Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury and Corporate items and Income (Loss) from Discontinued Operations.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (1) (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$5,353	$5,292	$5,321	$5,546	$5,652	2%	6%	$21,566	$21,811	1%
Non-Interest Revenue	1,079	1,895	2,405	1,918	1,720	(10)%	59%	8,595	7,938	(8)%
Total Revenues, Net of Interest Expense	6,432	7,187	7,726	7,464	7,372	(1)%	15%	30,161	29,749	(1)%
Total Operating Expenses	4,672	4,343	4,448	4,318	4,670	8%	—	17,790	17,779	—
Net Credit Losses	1,816	1,547	1,564	1,370	1,269	(7)%	(30)%	8,490	5,750	(32)%
Credit Reserve Build / (Release)	(827)	(811)	(839)	(574)	(293)	49%	65%	(4,203)	(2,517)	40%
Provision Unfunded Lending Commitments	36	(17)	19	(15)	44	NM	22%	103	31	(70)%
Provision for Benefits & Claims	13	14	19	19	18	(5)%	38%	62	70	13%
Provision for Credit Losses and for Benefits and Claims	1,038	733	763	800	1,038	30%	—	4,452	3,334	(25)%
Income from Continuing Operations before Taxes	722	2,111	2,515	2,346	1,664	(29)%	NM	7,919	8,636	9%
Income Taxes	151	540	707	694	399	(43)%	NM	2,365	2,340	(1)%
Income from Continuing Operations	571	1,571	1,808	1,652	1,265	(23)%	NM	5,554	6,296	13%
Noncontrolling Interests	3	32	10	(7)	9	NM	NM	(29)	44	NM
Net Income	$568	$1,539	$1,798	$1,659	$1,256	(24)%	NM	$5,583	$6,252	12%

Average Assets (in billions of dollars)	$584	$593	$614	$626	$632	1%	8%	$588	$616	5%
Return on Average Assets	0.39%	1.04%	1.18%	1.05%	0.79%			0.95%	1.01%

Revenue by Business
Retail Banking	$1,392	$1,628	$1,647	$1,736	$1,666	(4)%	20%	$5,113	$6,677	31%
Citi-Branded Cards	2,161	2,068	2,010	2,111	2,134	1%	(1)%	8,730	8,323	(5)%
Citi Retail Services	1,614	1,502	1,478	1,555	1,546	(1)%	(4)%	6,316	6,081	(4)%
Global Consumer Banking	5,167	5,198	5,135	5,402	5,346	(1)%	3%	20,159	21,081	5%
Securities and Banking	660	1,348	1,926	1,439	1,391	(3)%	NM	7,558	6,104	(19)%
Transaction Services	605	641	665	623	635	2%	5%	2,444	2,564	5%
Total	$6,432	$7,187	$7,726	$7,464	$7,372	(1)%	15%	$30,161	$29,749	(1)%

CVA/DVA {included as applicable in businesses above} (2)	(52)	(629)	99	(346)	(262)	24%	NM	1,046	(1,138)	NM
Total Revenues - Excluding CVA/DVA (3)	$6,484	$7,816	$7,627	$7,810	$7,634	(2)%	18%	$29,115	$30,887	6%

Income (loss) from Continuing Operations by Business
Retail Banking	$164	$331	$335	$340	$231	(32)%	41%	$463	$1,237	NM
Citi-Branded Cards	501	607	428	571	474	(17)%	(5)%	2,151	2,080	(3)%
Citi Retail Services	279	379	433	389	297	(24)%	6%	1,481	1,498	1%
Global Consumer Banking	944	1,317	1,196	1,300	1,002	(23)%	6%	4,095	4,815	18%
Securities and Banking	(441)	128	488	232	163	(30)%	NM	1,044	1,011	(3)%
Transaction Services	68	126	124	120	100	(17)%	47%	415	470	13%
Total	$571	$1,571	$1,808	$1,652	$1,265	(23)%	NM	$5,554	$6,296	13%

(1) Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2) See Note (1) on page 4.

(3) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,174	$1,326	$1,211	$1,285	$1,333	4%	14%	$4,624	$5,155	11%
Non-Interest Revenue	1,251	1,900	1,694	1,474	1,286	(13)%	3%	7,641	6,354	(17)%
Total Revenues, Net of Interest Expense	2,425	3,226	2,905	2,759	2,619	(5)%	8%	12,265	11,509	(6)%
Total Operating Expenses	2,033	1,961	1,890	1,879	2,123	13%	4%	7,961	7,853	(1)%
Net Credit Losses	112	52	20	48	71	48%	(37)%	362	191	(47)%
Credit Reserve Build / (Release)	(164)	75	(38)	(47)	92	NM	NM	(573)	82	NM
Provision Unfunded Lending Commitments	12	5	7	(10)	6	NM	(50)%	(2)	8	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(40)	132	(11)	(9)	169	NM	NM	(213)	281	NM
Income from Continuing Operations before Taxes	432	1,133	1,026	889	327	(63)%	(24)%	4,517	3,375	(25)%
Income Taxes	(7)	313	312	250	(80)	NM	NM	1,292	795	(38)%
Income from Continuing Operations	439	820	714	639	407	(36)%	(7)%	3,225	2,580	(20)%
Noncontrolling Interests	22	28	22	23	16	(30)%	(27)%	82	89	9%
Net Income	$417	$792	$692	$616	$391	(37)%	(6)%	$3,143	$2,491	(21)%

Average Assets (in billions of dollars)	$300	$295	$298	$281	$292	4%	(3)%	$293	$292	—
Return on Average Assets	0.55%	1.08%	0.93%	0.87%	0.53%			1.07%	0.85%

Revenue by Business
Retail Banking	$199	$222	$214	$223	$230	3%	16%	$890	$889	—
Citi-Branded Cards	149	156	152	158	161	2%	8%	668	627	(6)%
Regional Consumer Banking	348	378	366	381	391	3%	12%	1,558	1,516	(3)%
Securities and Banking	1,219	1,954	1,609	1,511	1,343	(11)%	10%	7,221	6,417	(11)%
Transaction Services	858	894	930	867	885	2%	3%	3,486	3,576	3%
Total	$2,425	$3,226	$2,905	$2,759	$2,619	(5)%	8%	$12,265	$11,509	(6)%

CVA/DVA {included as applicable in businesses above} (2)	(18)	(601)	2	(342)	(156)	54%	NM	469	(1,097)	NM
Total Revenues - Excluding CVA/DVA (3)	$2,443	$3,827	$2,903	$3,101	$2,775	(11)%	14%	$11,796	$12,606	7%

Income (loss) from Continuing Operations by Business
Retail Banking	$(18)	$(21)	$(7)	$(12)	$(41)	NM	NM	$(37)	$(81)	NM
Citi-Branded Cards	14	14	24	22	3	(86)%	(79)%	132	63	(52)%
Regional Consumer Banking	(4)	(7)	17	10	(38)	NM	NM	$95	$(18)	NM
Securities and Banking	160	512	365	346	131	(62)%	(18)%	2,000	1,354	(32)%
Transaction Services	283	315	332	283	314	11%	11%	1,130	1,244	10%
Total	$439	$820	$714	$639	$407	(36)%	(7)%	$3,225	$2,580	(20)%

(1)            Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)            See Note (1) on page 4.

(3)            Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$2,360	$2,388	$2,335	$2,409	$2,504	4%	6%	$9,607	$9,636	—
Non-Interest Revenue	982	1,259	1,199	1,259	1,165	(7)%	19%	3,945	4,882	24%
Total Revenues, Net of Interest Expense	3,342	3,647	3,534	3,668	3,669	—	10%	13,552	14,518	7%
Total Operating Expenses	1,879	1,802	1,785	1,823	2,120	16%	14%	7,547	7,530	—
Net Credit Losses	458	430	432	438	508	16%	11%	1,705	1,808	6%
Credit Reserve Build / (Release)	58	107	105	53	40	(25)%	(31)%	(163)	305	NM
Provision Unfunded Lending Commitments	—	—	—	—	—	—	—	(9)	—	100%
Provision for Benefits & Claims	32	44	31	46	46	—	44%	130	167	28%
Provision for Credit Losses and for Benefits and Claims	548	581	568	537	594	11%	8%	1,663	2,280	37%
Income from Continuing Operations before Taxes	915	1,264	1,181	1,308	955	(27)%	3%	4,342	4,708	8%
Income Taxes	208	369	342	383	142	(63)%	(39)%	1,151	1,236	7%
Income from Continuing Operations	707	895	839	925	813	(12)%	15%	3,191	3,472	9%
Noncontrolling Interests	1	—	(3)	—	(3)	—	NM	(1)	(6)	NM
Net Income	$706	$895	$842	$925	$816	(12)%	16%	$3,192	$3,478	9%

Average Assets (in billions of dollars)	$162	$167	$165	$169	$175	4%	8%	$170	$169	(1)%
Return on Average Assets	1.73%	2.16%	2.05%	2.18%	1.86%			1.88%	2.06%

Revenue by Business
Retail Banking	$1,343	$1,448	$1,378	$1,452	$1,488	2%	11%	$5,468	$5,766	5%
Citi-Branded Cards	1,007	993	944	967	1,032	7%	2%	4,001	3,936	(2)%
Regional Consumer Banking	2,350	2,441	2,322	2,419	2,520	4%	7%	$9,469	$9,702	2%
Securities and Banking	579	755	757	802	705	(12)%	22%	2,370	3,019	27%
Transaction Services	413	451	455	447	444	(1)%	8%	1,713	1,797	5%
Total	$3,342	$3,647	$3,534	$3,668	$3,669	—	10%	$13,552	$14,518	7%

CVA/DVA {included as applicable in businesses above} (2)	19	(5)	2	(3)	(15)	NM	NM	45	(21)	NM
Total Revenues - Excluding CVA/DVA (3)	$3,323	$3,652	$3,532	$3,671	$3,684	—	11%	$13,507	$14,539	8%

Income from Continuing Operations by Business
Retail Banking	$202	$202	$223	$214	$222	4%	10%	$902	$861	(5)%
Citi-Branded Cards	168	173	106	191	179	(6)%	7%	676	649	(4)%
Regional Consumer Banking	370	375	329	405	401	(1)%	8%	$1,578	$1,510	(4)%
Securities and Banking	198	342	325	363	278	(23)%	40%	974	1,308	34%
Transaction Services	139	178	185	157	134	(15)%	(4)%	639	654	2%
Total	$707	$895	$839	$925	$813	(12)%	15%	$3,191	$3,472	9%

(1)            Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)            See Note (1) on page 4.

(3)            Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$2,266	$2,227	$2,166	$2,141	$2,161	1%	(5)%	$8,941	$8,695	(3)%
Non-Interest Revenue	1,238	1,745	1,652	1,576	1,370	(13)%	11%	6,278	6,343	1%
Total Revenues, Net of Interest Expense	3,504	3,972	3,818	3,717	3,531	(5)%	1%	15,219	15,038	(1)%
Total Operating Expenses	2,260	2,199	2,177	2,246	2,267	1%	—	8,878	8,889	—
Net Credit Losses	209	191	230	317	247	(22)%	18%	902	985	9%
Credit Reserve Build / (Release)	82	53	31	(103)	(27)	74%	NM	(46)	(46)	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	291	244	261	214	220	3%	(24)%	856	939	10%
Income from Continuing Operations before Taxes	953	1,529	1,380	1,257	1,044	(17)%	10%	5,485	5,210	(5)%
Income Taxes	317	417	408	332	307	(8)%	(3)%	1,521	1,464	(4)%
Income from Continuing Operations	636	1,112	972	925	737	(20)%	16%	3,964	3,746	(5)%
Noncontrolling Interests	1	1	1	1	1	—	—	4	4	—
Net Income	$635	$1,111	$971	$924	$736	(20)%	16%	$3,960	$3,742	(6)%

Average Assets (in billions of dollars)	$344	$345	$352	$356	$353	(1)%	3%	$350	$352	1%
Return on Average Assets	0.73%	1.30%	1.11%	1.03%	0.83%			1.13%	1.06%

Revenue by Business
Retail Banking	$1,214	$1,220	$1,155	$1,186	$1,166	(2)%	(4)%	$4,927	$4,727	(4)%
Citi-Branded Cards	806	777	793	792	826	4%	2%	3,082	3,188	3%
Regional Consumer Banking	2,020	1,997	1,948	1,978	1,992	1%	(1)%	8,009	7,915	(1)%
Securities and Banking	736	1,218	1,113	1,018	854	(16)%	16%	4,274	4,203	(2)%
Transaction Services	748	757	757	721	685	(5)%	(8)%	2,936	2,920	(1)%
Total	$3,504	$3,972	$3,818	$3,717	$3,531	(5)%	1%	$15,219	$15,038	(1)%

CVA/DVA {included as applicable in businesses above} (2)	(23)	(141)	95	(108)	(77)	29%	NM	172	(231)	NM
Total Revenues - Excluding CVA/DVA (3)	$3,527	$4,113	$3,723	$3,825	$3,608	(6)%	2%	$15,047	$15,269	1%

Income from Continuing Operations by Business
Retail Banking	$237	$300	$237	$247	$185	(25)%	(22)%	$1,195	$969	(19)%
Citi-Branded Cards	173	203	211	202	212	5%	23%	709	828	17%
Regional Consumer Banking	410	503	448	449	397	(12)%	(3)%	1,904	1,797	(6)%
Securities and Banking	(51)	307	250	190	75	(61)%	NM	895	822	(8)%
Transaction Services	277	302	274	286	265	(7)%	(4)%	1,165	1,127	(3)%
Total	$636	$1,112	$972	$925	$737	(20)%	16%	$3,964	$3,746	(5)%

(1)	Regional results do not include Corporate/Other. See page 21 for Corporate/Other results.
(2)	See Note (1) on page 4.
(3)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.
NM	Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)
Revenues
Net interest revenue	$843	$701	$581	$668	$627	(6)%	(26)%	$3,683	$2,577	(30)%
Non-interest revenue	245	173	343	(4,358)	432	NM	76%	2,588	(3,410)	NM
Total revenues, net of interest expense	1,088	874	924	(3,690)	1,059	NM	(3)%	6,271	(833)	NM

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1) (2)	1,512	1,734	1,329	1,807	972	(46)%	(36)%	8,576	5,842	(32)%
Credit Reserve Build / (Release) (1) (2) (3)	(612)	(550)	(250)	(797)	46	NM	NM	(3,277)	(1,551)	53%
Provision for loan losses	900	1,184	1,079	1,010	1,018	1%	13%	5,299	4,291	(19)%
Provision for Benefits & Claims	188	171	165	160	155	(3)%	(18)%	779	651	(16)%
Provision for unfunded lending commitments	(51)	(26)	(19)	(16)	5	NM	NM	(41)	(56)	(37)%
Total provisions for credit losses and for benefits and claims	1,037	1,329	1,225	1,154	1,178	2%	14%	6,037	4,886	(19)%

Total operating expenses	1,855	1,219	1,237	1,190	1,607	35%	(13)%	6,464	5,253	(19)%

Income (Loss) from Continuing Operations before Income Taxes	(1,804)	(1,674)	(1,538)	(6,034)	(1,726)	71%	4%	(6,230)	(10,972)	(76)%
Provision (benefits) for income taxes	(490)	(650)	(619)	(2,472)	(671)	73%	(37)%	(2,127)	(4,412)	NM

Income (Loss) from Continuing Operations	(1,314)	(1,024)	(919)	(3,562)	(1,055)	70%	20%	(4,103)	(6,560)	(60)%

Noncontrolling Interests	1	2	1	—	—	—	(100)%	119	3	(97)%
Citi Holding’s Net Income (Loss)	$(1,315)	$(1,026)	$(920)	$(3,562)	$(1,055)	70%	20%	$(4,222)	$(6,563)	(55)%

Balance Sheet Data (in billions):

Total EOP Assets	$225	$209	$191	$171	$156	(9)%	(31)%

Total EOP Loans	$141	$134	$128	$122	$116	(5)%	(18)%

Total EOP Deposits	$62	$63	$63	$67	$68	2%	10%

(1)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement. There was a corresponding approximately $350 million release in the first quarter of 2012 allowance for loan losses related to these charge-offs.

(2)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximately $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)

The fourth quarter of 2011, first quarter of 2012, second quarter of 2012, third quarter of 2012 and fourth quarter of 2012 includes $(16) million, $60 million, $73 million, $32 million and $100 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

NM	Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$(48)	$(129)	$(122)	$(117)	$(103)	12%	NM	$(180)	$(471)	NM
Non-Interest Revenue	91	83	209	(4,687)	167	NM	84%	462	(4,228)	NM
Total Revenues, Net of Interest Expense (1)	43	(46)	87	(4,804)	64	NM	49%	282	(4,699)	NM
Total Operating Expenses	180	157	126	84	95	13%	(47)%	729	462	(37)%
Net Credit Losses	—	—	—	—	—	—	—	4	—	(100)%
Credit Reserve Build / (Release)	—	(1)	—	—	—	—	—	(3)	(1)	67%
Provision for Benefits & Claims	20	—	—	—	—	—	(100)%	48	—	(100)%
Provision for Unfunded Lending Commitments	(1)	—	—	—	—	—	100%	(1)	—	100%
Provision for Loan Losses and for Benefits and Claims	19	(1)	—	—	—	—	(100)%	48	(1)	NM
Income (loss) from Continuing Operations before Taxes	(156)	(202)	(39)	(4,888)	(31)	99%	80%	(495)	(5,160)	NM
Income Taxes (benefits)	(63)	(66)	(15)	(1,870)	(19)	99%	70%	(209)	(1,970)	NM
Income (loss) from Continuing Operations	(93)	(136)	(24)	(3,018)	(12)	100%	87%	(286)	(3,190)	NM
Noncontrolling Interests	(1)	1	1	1	—	(100)%	100%	9	3	(67)%
Net Income (Loss)	$(92)	$(137)	$(25)	$(3,019)	$(12)	100%	87%	$(295)	$(3,193)	NM
EOP Assets (in billions of dollars)	$27	$26	$21	$9	$9	—	(67)%

EOP Deposits (in billions of dollars)	$55	$55	$55	$58	$59	2%	7%

(1)         Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

Third quarter of 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$985	$932	$780	$839	$784	(7)%	(20)%	$4,268	$3,335	(22)%
Non-Interest Revenue	294	394	151	265	221	(17)%	(25)%	1,174	1,031	(12)%
Total Revenues, Net of Interest Expense	1,279	1,326	931	1,104	1,005	(9)%	(21)%	5,442	4,366	(20)%
Total Operating Expenses	1,620	999	1,045	987	1,434	45%	(11)%	5,442	4,465	(18)%
Net Credit Losses (1) (2)	1,535	1,752	1,289	1,824	1,005	(45)%	(35)%	7,504	5,870	(22)%
Credit Reserve Build / (Release) (1) (2) (3)	(426)	(520)	(186)	(760)	56	NM	NM	(1,419)	(1,410)	1%
Provision for Benefits & Claims	168	171	165	160	155	(3)%	(8)%	731	651	(11)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	1,277	1,403	1,268	1,224	1,216	(1)%	(5)%	6,816	5,111	(25)%
Income (loss) from Continuing Operations before Taxes	(1,618)	(1,076)	(1,382)	(1,107)	(1,645)	(49)%	(2)%	(6,816)	(5,210)	24%
Income Taxes (benefits)	(414)	(443)	(561)	(413)	(600)	(45)%	(45)%	(2,403)	(2,017)	16%
Income (loss) from Continuing Operations	(1,204)	(633)	(821)	(694)	(1,045)	(51)%	13%	(4,413)	(3,193)	28%
Noncontrolling Interests	2	1	—	(1)	—	100%	(100)%	2	—	(100)%
Net Income (Loss)	$(1,206)	$(634)	$(821)	$(693)	$(1,045)	(51)%	13%	$(4,415)	$(3,193)	28%
Average Assets (in billions of dollars)	$166	$157	$143	$136	$131	(4)%	(21)%	$186	$142	(24)%
EOP Assets (in billions of dollars)	$157	$147	$138	$134	$126	(6)%	(20)%

Net Credit Losses as a % of Average Loans	4.24%	5.31%	4.09%	5.96%	3.45%

Revenue by Business
International	$251	$359	$157	$147	$113	(23)%	(55)%	$912	$776	(15)%
North America	1,028	967	774	957	892	(7)%	(13)%	4,530	3,590	(21)%
Total Revenues	$1,279	$1,326	$931	$1,104	$1,005	(9)%	(21)%	$5,442	$4,366	(20)%

Net Credit Losses by Business
International	$193	$171	$154	$121	$90	(26)%	(53)%	$1,057	$536	(49)%
North America	1,342	1,581	1,135	1,703	915	(46)%	(32)%	6,447	5,334	(17)%
Total Net Credit Losses	$1,535	$1,752	$1,289	$1,824	$1,005	(45)%	(35)%	$7,504	$5,870	(22)%

Income (Loss) from Continuing Operations by Business
International	$(235)	$74	$(97)	$(101)	$(150)	(49)%	36%	$(873)	$(274)	69%
North America	(969)	(707)	(724)	(593)	(895)	(51)%	8%	(3,540)	(2,919)	18%
Total Income (Loss) from Continuing Operations	$(1,204)	$(633)	$(821)	$(694)	$(1,045)	(51)%	13%	$(4,413)	$(3,193)	28%

(1)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement. There was a corresponding approximately $350 million release in the first quarter of 2012 allowance for loan losses related to these charge-offs.

(2)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximately $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)

The fourth quarter of 2011, first quarter of 2012, second quarter of 2012, third quarter of 2012 and fourth quarter of 2012 includes $(16) million, $60 million, $73 million, $32 million and $100 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except as otherwise noted)

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

International Key Indicators

Branches (actual)	395	394	357	357	95	(73)%	(76)%

Average Loans (in billions) (1)	$14.4	$10.7	$9.6	$9.0	$8.2	(9)%	(43)%

EOP Loans (1):
Real Estate Lending	$5.0	$4.9	$4.5	$4.5	$4.2	(7)%	(16)%
Cards	2.7	2.7	2.6	2.6	2.5	(4)%	(7)%
Commercial Markets	0.5	0.6	0.5	0.4	0.1	(75)%	(80)%
Personal and Other	2.6	2.0	1.7	1.3	0.8	(38)%	(69)%
EOP Loans (in billions of dollars)	$10.8	$10.2	$9.3	$8.8	$7.6	(14)%	(30)%
Net Interest Revenue	$248	$261	$118	$138	$96	(30)%	(61)%
As a % of Average Loans	6.83%	9.81%	4.94%	6.10%	4.66%
Net Credit Losses	$193	$171	$154	$121	$90	(26)%	(53)%
As a % of Average Loans	5.32%	6.43%	6.45%	5.35%	4.37%
Loans 90+ Days Past Due	$422	$428	$363	$366	$345	(6)%	(18)%
As a % of EOP Loans	3.91%	4.20%	3.90%	4.16%	4.54%
Loans 30-89 Days Past Due	$499	$519	$453	$436	$393	(10)%	(21)%
As a % of EOP Loans	4.62%	5.09%	4.87%	4.95%	5.17%

North America Key Indicators (1)

Branches (actual)	1,729	1,720	1,592	1,582	1,564	(1)%	(10)%

Average Loans (in billions of dollars)	$129.4	$122.1	$117.1	$112.7	$107.7	(4)%	(17)%

EOP Loans (in billions of dollars)	$123.9	$118.9	$114.6	$109.1	$105.1	(4)%	(15)%
Net Interest Revenue	$737	$671	$662	$701	$688	(2)%	(7)%
As a % of Average Loans	2.26%	2.21%	2.27%	2.47%	2.54%
Net Credit Losses	$1,342	$1,581	$1,135	$1,703	$915	(46)%	(32)%
As a % of Average Loans	4.11%	5.21%	3.90%	6.01%	3.38%
Loans 90+ Days Past Due (2) (3)	$5,427	$5,220	$4,991	$4,608	$4,266	(7)%	(21)%
As a % of EOP Loans	4.73%	4.75%	4.71%	4.58%	4.41%
Loans 30-89 Days Past Due (2) (3)	$4,649	$4,079	$4,161	$4,317	$3,835	(11)%	(18)%
As a % of EOP Loans	4.05%	3.71%	3.93%	4.29%	3.96%

(1)            Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)            See Note 1 on page 30.

(3)            See Note 2 on page 30.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except as otherwise noted)

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

KEY INDICATORS:

Residential Real Estate Lending

Residential First	$68.8	$66.6	$64.2	$62.0	$59.2	(5)%	(14)%
Home Equity	40.8	39.5	37.9	36.6	34.9	(5)%	(14)%
Average Loans (in billions of dollars)	$109.6	$106.1	$102.1	$98.6	$94.1	(5)%	(14)%

Residential First	$67.5	$65.0	$62.6	$59.9	$57.7	(4)%	(15)%
Home Equity	40.0	38.6	37.2	35.4	34.1	(4)%	(15)%
EOP Loans (in billions of dollars)	$107.5	$103.6	$99.8	$95.3	$91.8	(4)%	(15)%

Third Party Mortgage Serv Portfolio (EOP, in billions)	$195.1	$182.3	$168.4	$155.1	$142.9	(8)%	(27)%
Net Servicing & Gain/(Loss) on Sale	$118.1	$77.3	$(124.2)	$81.3	$77.6	(5)%	(34)%
Net Interest Revenue on Loans	$255	$267	$278	$302	$282	(7)%	11%
As a % of Avg. Loans	0.92%	1.01%	1.10%	1.22%	1.19%

Residential First	$412	$745	$426	$622	$367	(41)%	(11)%
Home Equity	533	561	448	863	355	(59)%	(33)%
Net Credit Losses	$945	$1,306	$874	$1,485	$722	(51)%	(24)%
As a % of Avg. Loans	3.42%	4.95%	3.44%	5.99%	3.05%

Residential First	$3,930	$3,875	$3,773	$3,439	$3,113	(9)%	(21)%
Home Equity	1,003	903	864	833	822	(1)%	(18)%
Loans 90+ Days Past Due (1) (2)	$4,933	$4,778	$4,637	$4,272	$3,935	(8)%	(20)%
As a % of EOP Loans	5.02%	5.05%	5.08%	4.92%	4.71%

Residential First	$3,392	$3,029	$3,135	$3,326	$2,912	(12)%	(14)%
Home Equity	861	744	724	689	630	(9)%	(27)%
Loans 30-89 Days Past Due (1) (2)	$4,253	$3,773	$3,859	$4,015	$3,542	(12)%	(17)%
As a % of EOP Loans	4.33%	3.99%	4.23%	4.62%	4.24%

Personal Loans
Average Loans (in billions of dollars)	$11.0	$10.7	$10.3	$10.2	$10.0	(2)%	(9)%
EOP Loans (in billions of dollars)	$10.9	$10.4	$10.2	$10.1	$10.0	(1)%	(8)%
Net Interest Revenue on Loans	$517	$499	$488	$499	$500	—	(3)%
As a % of Avg. Loans	18.65%	18.76%	19.06%	19.46%	19.89%
Net Credit Losses	$236	$226	$208	$183	$172	(6)%	(27)%
As a % of Avg. Loans	8.51%	8.50%	8.12%	7.14%	6.84%
Loans 90+ Days Past Due	$354	$320	$266	$283	$290	2%	(18)%
As a % of EOP Loans	3.25%	3.08%	2.61%	2.80%	2.90%
Loans 30-89 Days Past Due	$239	$179	$200	$206	$202	(2)%	(15)%
As a % of EOP Loans	2.19%	1.72%	1.96%	2.04%	2.02%

(1)        The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $4.4 billion and ($7.9 billion), $4.4 billion and ($7.7 billion), $4.3 billion and ($7.4 billion), $4.1 billion and ($7.2 billion) and $4.0 billion and ($7.1 billion) as of December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were, $1.5 billion and ($7.9 billion), $1.3 billion and ($7.7 billion), $1.3 billion and ($7.4 billion), $1.3 billion and ($7.2 billion) and $1.2 billion and ($7.1 billion) as of December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

(2)        The December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.3 billion, $1.2 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars, except as otherwise noted)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Net Interest Revenue	$(94)	$(102)	$(77)	$(54)	$(54)	—	43%	$(405)	$(287)	29%
Non-Interest Revenue	(140)	(304)	(17)	64	44	(31)%	NM	952	(213)	NM
Total Revenues, Net of Interest Expense	(234)	(406)	(94)	10	(10)	NM	96%	547	(500)	NM
Total Operating Expenses	55	63	66	119	78	(34)%	42%	293	326	11%
Net Credit Losses	(23)	(18)	40	(17)	(33)	(94)%	(43)%	1,068	(28)	NM
Credit Reserve Build / (Release)	(186)	(29)	(64)	(37)	(10)	73%	95%	(1,855)	(140)	92%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(50)	(26)	(19)	(16)	5	NM	NM	(40)	(56)	(40)%
Provision for Loan Losses and for Benefits and Claims	(259)	(73)	(43)	(70)	(38)	46%	85%	(827)	(224)	73%
Income from Continuing Operations before Taxes	(30)	(396)	(117)	(39)	(50)	(28)%	(67)%	1,081	(602)	NM
Income Taxes	(13)	(141)	(43)	(189)	(52)	72%	NM	485	(425)	NM
Income from Continuing Operations	(17)	(255)	(74)	150	2	(99)%	NM	596	(177)	NM
Noncontrolling Interests	—	—	—	—	—	—	—	108	—	(100)%
Net Income (Loss)	$(17)	$(255)	$(74)	$150	$2	(99)%	NM	$488	$(177)	NM

EOP Assets (in billions of dollars)	$41	$36	$32	$28	$21	(25)%	(49)%			—

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2011	2012	2012 (5)	2011	2012	2012 (5)	2011		2012		2012 (5)
Assets:
Deposits with Banks	$157,706	$160,735	$149,682	$408	$296	$275	1.03%		0.73%		0.73%
Fed Funds Sold and Resale Agreements (6)	282,946	272,988	268,023	942	825	748	1.32%		1.20%		1.11%
Trading Account Assets (7)	247,894	248,039	256,932	1,941	1,663	1,834	3.11%		2.67%		2.84%
Investments	288,699	304,688	302,792	1,950	1,958	1,960	2.68%		2.56%		2.58%
Total Loans (net of Unearned Income) (8)	645,079	653,839	649,571	12,555	12,184	11,928	7.72%		7.41%		7.31%
Other Interest-Earning Assets	47,189	37,290	39,124	140	144	166	1.18%		1.54%		1.69%
Total Average Interest-Earning Assets	$1,669,513	$1,677,579	$1,666,124	$17,936	$17,070	$16,911	4.26%		4.05%		4.04%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$686,913	$740,067	$732,827	$1,726	$1,622	$1,490	1.00%		0.87%		0.81%
Deposit Insurance and FDIC Assessment	—	—	—	358	290	303
Total Deposits	686,913	740,067	732,827	2,084	1,912	1,793	1.20%		1.03%		0.97%
Fed Funds Purchased and Repurchase Agreements (6)	223,817	221,356	229,608	731	713	656	1.30%		1.28%		1.14%
Trading Account Liabilities (7)	76,437	69,934	67,623	65	46	39	0.34%		0.26%		0.23%
Short-Term Borrowings	116,647	109,825	104,969	157	173	163	0.53%		0.63%		0.62%
Long-Term Debt (9)	318,756	257,317	235,024	2,675	2,172	1,973	3.33%		3.36%		3.34%
Total Average Interest-Bearing Liabilities	$1,422,570	$1,398,499	$1,370,051	$5,712	$5,016	$4,624	1.59%		1.43%		1.34%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,422,570	$1,398,499	$1,370,051	$5,354	$4,726	$4,321	1.49%		1.34%		1.25%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,224	$12,054	$12,287	2.90%		2.86%		2.93%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,582	$12,344	$12,590	2.99%		2.93%		3.01%

4Q12 Increase (Decrease) From							3	bps	7	bps

4Q12 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							2	bps	8	bps

(1)

Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $141 million for the fourth quarter of 2011, $136 million for the third quarter of 2012 and $133 million for the fourth quarter of 2012.

Interest Expense includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $0 million for the fourth quarter of 2011, $5 million for the third quarter of 2012 and $4 million for the fourth quarter of 2012.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate % is calculated as annualized interest over average volumes.
(5)	Preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Citicorp Deposits by Business

Global Consumer Banking
North America	$149.0	$153.5	$153.2	$156.8	$165.2	5%	11%
EMEA	12.1	12.8	12.6	12.9	13.2	2%	9%
Latin America	44.3	46.1	45.8	47.3	48.6	3%	10%
Asia	109.7	110.7	112.5	113.1	110.0	(3)%	—
Total	$315.1	$323.1	$324.1	$330.1	$337.0	2%	7%

ICG
Securities and Banking	$110.9	$122.9	$121.5	$119.4	$114.4	(4)%	3%
Transaction Services	373.1	393.3	399.3	425.5	408.7	(4)%	10%
Total	$484.0	$516.2	$520.8	$544.9	$523.1	(4)%	8%

Corporate/Other	$5.2	$3.5	$6.7	$2.8	$2.5	(11)%	(52)%

Total Citicorp	$804.3	$842.8	$851.6	$877.8	$862.6	(2)%	7%

Citi Holdings Deposits

Brokerage and Asset Management	$54.6	$55.0	$54.7	$58.1	$59.3	2%	9%
Local Consumer Lending	7.0	8.2	8.0	8.7	8.7	—	24%
Total Citi Holdings	$61.6	$63.2	$62.7	$66.8	$68.0	2%	10%

Total Citigroup Deposits - EOP	$865.9	$906.0	$914.3	$944.6	$930.6	(1)%	7%

Total Citigroup Deposits - Average	$857.0	$869.1	$893.4	$921.2	$928.9	1%	8%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$865.9	$906.0	$914.3	$944.6	$930.6	(1)%	7%
Impact of FX Translation (1)	7.7	(2.6)	8.4	0.2	—
Total Citigroup EOP Deposits - Ex-FX (2)	$873.6	$903.4	$922.7	$944.8	$930.6	(2)%	7%

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Citicorp:
Global Consumer Banking

North America
Credit Cards	$117.1	$109.4	$109.3	$108.8	$111.5	2%	(5)%
Retail Banking	38.9	40.6	40.9	41.5	42.7	3%	10%
Total	$156.0	$150.0	$150.2	$150.3	$154.2	3%	(1)%

EMEA
Credit Cards	$2.7	$2.9	$2.8	$2.9	$2.9	—	7%
Retail Banking	4.2	4.5	4.6	4.9	5.1	4%	21%
Total	$6.9	$7.4	$7.4	$7.8	$8.0	3%	16%

Latin America
Credit Cards	$13.7	$14.3	$13.7	$14.2	$14.8	4%	8%
Retail Banking	23.6	26.1	25.9	27.5	28.3	3%	20%
Total	$37.3	$40.4	$39.6	$41.7	$43.1	3%	16%

Asia
Credit Cards	$19.9	$19.6	$19.6	$20.0	$20.4	2%	3%
Retail Banking	67.3	68.8	67.6	69.3	69.7	1%	4%
Total	$87.2	$88.4	$87.2	$89.3	$90.1	1%	3%

Total Consumer Loans
Credit Cards	$153.4	$146.2	$145.4	$145.9	$149.6	3%	(2)%
Retail Banking	134.0	140.0	139.0	143.2	145.8	2%	9%
Total Consumer	$287.4	$286.2	$284.4	$289.1	$295.4	2%	3%

Total Corporate Loans
Securities and Banking	$158.9	$159.6	$166.6	$172.0	$168.7	(2)%	6%
Transaction Services	60.3	68.4	76.1	75.5	75.6	—	25%
Total Corporate Loans	$219.2	$228.0	$242.7	$247.5	$244.3	(1)%	11%

Total Citicorp	$506.6	$514.2	$527.1	$536.6	$539.7	1%	7%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$506.6	$514.2	$527.1	$536.6	$539.7	1%	7%
Impact of FX Translation (1)	4.7	(0.8)	4.9	—	—
Total Citicorp EOP Loans - Ex-FX (2)	$511.3	$513.4	$532.0	$536.6	$539.7	1%	6%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Citi Holdings:

Local Consumer Lending - North America
Real Estate Lending	107.5	103.6	99.8	95.3	91.8	(4)%	(15)%
All Other	5.5	4.9	4.6	3.7	3.3	(11)%	(40)%
Personal	10.9	10.4	10.2	10.1	10.0	(1)%	(8)%
Total	$123.9	$118.9	$114.6	$109.1	$105.1	(4)%	(15)%

Local Consumer Lending - International
Credit Cards	$2.7	$2.7	$2.6	$2.6	$2.5	(4)%	(7)%
Retail Banking	8.1	7.5	6.7	6.2	5.1	(18)%	(37)%
Total	$10.8	$10.2	$9.3	$8.8	$7.6	(14)%	(30)%

Citi Holdings - Other (Primarily SAP)	5.9	4.7	4.0	3.9	3.1	(21)%	(47)%

Total Citi Holdings	$140.6	$133.8	$127.9	$121.8	$115.8	(5)%	(18)%
Total Citigroup	$647.2	$648.0	$655.0	$658.4	$655.5	—	1%

Consumer Loans	$423.3	$416.1	$409.1	$407.7	$408.7	—	(3)%
Corporate Loans	223.9	231.9	245.9	250.7	246.8	(2)%	10%
Total Citigroup	$647.2	$648.0	$655.0	$658.4	$655.5	—	1%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$647.2	$648.0	$655.0	$658.4	$655.5	—	1%
Impact of FX Translation (1)	4.8	(1.0)	5.2	—	—
Total Citigroup EOP Loans - Ex-FX (2)	$652.0	$647.0	$660.2	$658.4	$655.5	—	1%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2011	2012	2012	2012	2012	2012

Citicorp (2)
Total	$3,406	$3,342	$3,090	$3,024	$3,082	$295.4
Ratio	1.19%	1.17%	1.09%	1.05%	1.05%

Retail Bank (2)
Total	$769	$843	$869	$882	$880	$145.8
Ratio	0.58%	0.61%	0.63%	0.62%	0.61%
North America (2)	$235	$260	$294	$291	$280	$42.7
Ratio	0.63%	0.66%	0.74%	0.72%	0.68%
EMEA	$59	$62	$49	$50	$48	$5.1
Ratio	1.40%	1.38%	1.07%	1.02%	0.94%
Latin America	$253	$276	$285	$322	$324	$28.3
Ratio	1.07%	1.06%	1.10%	1.17%	1.14%
Asia	$222	$245	$241	$219	$228	$69.7
Ratio	0.33%	0.36%	0.36%	0.32%	0.33%

Cards
Total	$2,637	$2,499	$2,221	$2,142	$2,202	$149.6
Ratio	1.72%	1.71%	1.53%	1.47%	1.47%
North America - Citi-Branded	$1,016	$982	$830	$760	$786	$72.9
Ratio	1.32%	1.35%	1.14%	1.05%	1.08%
North America - Retail Services	$951	$845	$721	$716	$721	$38.6
Ratio	2.38%	2.30%	1.97%	1.96%	1.87%
EMEA	$44	$43	$43	$45	$48	$2.9
Ratio	1.63%	1.48%	1.54%	1.55%	1.66%
Latin America	$412	$405	$405	$401	$413	$14.8
Ratio	3.01%	2.83%	2.96%	2.82%	2.79%
Asia	$214	$224	$222	$220	$234	$20.4
Ratio	1.08%	1.14%	1.13%	1.10%	1.15%

Citi Holdings - Local Consumer Lending (2) (3)	$5,849	$5,648	$5,354	$4,974	$4,611	$112.7
Ratio	4.66%	4.70%	4.66%	4.54%	4.42%
International	$422	$428	$363	$366	$345	$7.6
Ratio	3.91%	4.20%	3.90%	4.16%	4.54%
North America (2) (3)	$5,427	$5,220	$4,991	$4,608	$4,266	$105.1
Ratio	4.73%	4.75%	4.71%	4.58%	4.41%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$9,255	$8,990	$8,444	$7,998	$7,693	$408.1
Ratio	2.25%	2.22%	2.12%	2.01%	1.93%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)

The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 30.

(3)

The December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.3 billion, $1.2 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2011	2012	2012	2012	2012	2012

Citicorp (2)
Total	$4,072	$3,726	$3,449	$3,539	$3,509	$295.4
Ratio	1.42%	1.31%	1.22%	1.23%	1.19%

Retail Bank (2)
Total	$1,040	$1,032	$1,049	$1,154	$1,112	$145.8
Ratio	0.78%	0.74%	0.76%	0.81%	0.77%
North America (2)	$213	$183	$215	$230	$223	$42.7
Ratio	0.57%	0.47%	0.54%	0.57%	0.54%
EMEA	$94	$92	$78	$79	$77	$5.1
Ratio	2.24%	2.04%	1.70%	1.61%	1.51%
Latin America	$289	$323	$316	$412	$353	$28.3
Ratio	1.22%	1.24%	1.22%	1.50%	1.25%
Asia	$444	$434	$440	$433	$459	$69.7
Ratio	0.66%	0.63%	0.65%	0.62%	0.66%

Cards
Total	$3,032	$2,694	$2,400	$2,385	$2,397	$149.6
Ratio	1.98%	1.84%	1.65%	1.63%	1.60%
North America - Citi-Branded	$1,078	$887	$744	$744	$771	$72.9
Ratio	1.40%	1.22%	1.02%	1.03%	1.06%
North America - Retail Services	$1,175	$995	$852	$823	$789	$38.6
Ratio	2.94%	2.71%	2.33%	2.25%	2.04%
EMEA	$59	$65	$61	$68	$63	$2.9
Ratio	2.19%	2.24%	2.18%	2.34%	2.17%
Latin America	$399	$426	$428	$416	$432	$14.8
Ratio	2.91%	2.98%	3.12%	2.93%	2.92%
Asia	$321	$321	$315	$334	$342	$20.4
Ratio	1.61%	1.64%	1.61%	1.67%	1.68%

Citi Holdings - Local Consumer Lending (2) (3)	$5,148	$4,598	$4,614	$4,753	$4,228	$112.7
Ratio	4.10%	3.83%	4.02%	4.34%	4.05%

International	$499	$519	$453	$436	$393	$7.6
Ratio	4.62%	5.09%	4.87%	4.95%	5.17%
North America (2) (3)	$4,649	$4,079	$4,161	$4,317	$3,835	$105.1
Ratio	4.05%	3.71%	3.93%	4.29%	3.96%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$9,220	$8,324	$8,063	$8,292	$7,737	$408.1
Ratio	2.24%	2.06%	2.03%	2.09%	1.94%

(1)         The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 30.

(3)         The December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.3 billion, $1.2 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$32,052	$30,115	$29,020	$27,611	$25,916			$40,655	$30,115

Gross Credit (Losses) (2)	(4,910)	(4,771)	(4,317)	(4,638)	(3,714)	20%	24%	(23,164)	(17,440)	25%
Gross Recoveries	802	816	741	659	648	(2)%	(19)%	3,126	2,864	(8)%
Net Credit (Losses) / Recoveries (NCLs)	(4,108)	(3,955)	(3,576)	(3,979)	(3,066)	23%	25%	(20,038)	(14,576)	27%
NCLs (2) (3)	4,108	3,955	3,576	3,979	3,066	(23)%	(25)%	20,038	14,576	(27)%
Net Reserve Builds / (Releases) (3) (4)	(1,411)	(194)	(616)	(868)	(204)	76%	86%	(8,434)	(1,882)	78%
Net Specific Reserve Builds / (Releases) (2) (3)	(53)	(933)	(375)	(600)	62	NM	NM	169	(1,846)	NM
Provision for Loan Losses	2,644	2,828	2,585	2,511	2,924	16%	11%	11,773	10,848	(8)%
Other (5) (6) (7) (8) (9) (10)	(473)	32	(418)	(227)	(319)			(2,275)	(932)
Allowance for Loan Losses at End of Period (1) (a)	$30,115	$29,020	$27,611	$25,916	$25,455			$30,115	$25,455

Allowance for Unfunded Lending Commitments (11) (a)	$1,136	$1,097	$1,104	$1,063	$1,119			$1,136	$1,119

Provision for Unfunded Lending Commitments	$(4)	$(38)	$7	$(41)	$56			$51	$(16)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$31,251	$30,117	$28,715	$26,979	$26,574			$31,251	$26,574

Total Allowance for Loan Losses as a Percentage of Total Loans (12)	4.69%	4.51%	4.25%	3.97%	3.92%

Allowance for Loan Losses at End of Period (1):
Citicorp	$16,699	$16,306	$15,387	$14,828	$14,623
Citi Holdings	13,416	12,714	12,224	11,088	10,832
Total Citigroup	$30,115	$29,020	$27,611	$25,916	$25,455

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement. There was a corresponding approximately $350 million release in the first quarter of 2012 allowance for loan losses related to these charge-offs.

(3)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximately $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(4)

The fourth quarter of 2011, first quarter of 2012, second quarter of 2012, third quarter of 2012 and fourth quarter of 2012 includes $(16) million, $60 million, $73 million, $32 million and $100 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)

The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(7)	The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)

The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $200 million related to foreign currency translation.

(9)	The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)	The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(11)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)

December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, excludes $5.3 billion, $4.7 billion, $5.1 billion, $5.4 billion and $5.3 billion, respectively, of loans which are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)
Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$28,866	$27,236	$25,963	$24,639	$23,099			$35,406	$27,236

Net Credit (Losses) / Recoveries (NCLs)	(3,965)	(4,038)	(3,422)	(3,862)	(3,031)	22%	24%	(18,424)	(14,353)	22%
NCLs (2) (3)	3,965	4,038	3,422	3,862	3,031	(22)%	(24)%	18,424	14,353	(22)%
Net Reserve Builds / (Releases) (3) (4)	(1,198)	(348)	(539)	(869)	(128)	85%	89%	(7,351)	(1,884)	74%
Net Specific Reserve Builds / (Releases) (2) (3)	31	(929)	(384)	(425)	30	NM	(3)%	1,439	(1,708)	NM
Provision for Loan Losses	2,798	2,761	2,499	2,568	2,933	14%	5%	12,512	10,761	(14)%
Other (5) (6) (7) (8) (9) (10)	(463)	4	(401)	(246)	(322)	NM	NM	(2,258)	(965)	57%
Allowance for Loan Losses at End of Period (1) (a)	$27,236	$25,963	$24,639	$23,099	$22,679			$27,236	$22,679
Consumer Allowance for Unfunded Lending Commitments (11) (a)	$3	$2	$2	$1	$2			$3	$2
Provision for Unfunded Lending Commitments	$—	$—	$—	$(1)	$—			$5	$(1)
Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$27,239	$25,965	$24,641	$23,100	$22,681			$27,239	$22,681

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (12)	6.45%	6.26%	6.04%	5.68%	5.57%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$3,186	$2,879	$3,057	$2,972	$2,817			$5,249	$2,879
Net Credit (Losses) / Recoveries (NCL’s)	(143)	83	(154)	(117)	(35)	70%	76%	(1,614)	(223)	86%
NCLs	143	(83)	154	117	35	(70)%	(76)%	1,614	223	(86)%
Net Reserve Builds / (Releases)	(213)	154	(77)	1	(76)	NM	64%	(1,083)	2	100%
Net Specific Reserve Builds / (Releases)	(84)	(4)	9	(175)	32	NM	NM	(1,270)	(138)	89%
Provision for Loan Losses	(154)	67	86	(57)	(9)	84%	94%	(739)	87	NM
Other (5)	(10)	28	(17)	19	3			(17)	33
Allowance for Loan Losses at End of Period (1) (b)	$2,879	$3,057	$2,972	$2,817	$2,776			$2,879	$2,776
Corporate Allowance for Unfunded Lending Commitments (11) (b)	$1,133	$1,095	$1,102	$1,062	$1,117			$1,133	$1,117
Provision for Unfunded Lending Commitments	$(4)	$(38)	$7	$(40)	$56			$46	$(15)
Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,012	$4,152	$4,074	$3,879	$3,893			$4,012	$3,893

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (13)	1.31%	1.34%	1.23%	1.14%	1.14%

Notes to these tables are on the following page (page 40).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 39).

(1)              Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)              See Note (2) on page 38.

(3)              See Note (3) on page 38.

(4)              The fourth quarter of 2011, first quarter of 2012, second quarter of 2012, third quarter of 2012 and fourth quarter of 2012 includes $(16) million, $60 million, $73 million, $32 million and $100 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)              Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)              The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(7)              The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(8)              The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $203 million related to foreign currency translation.

(9)              The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)       The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(11)       Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)       December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012 excludes $1.3 billion, $1.3 billion, $1.3 billion, $1.3 billion and $1.2 billion, respectively, of Loans which are carried at fair value.

(13)       December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012 excludes $3.9 billion, $3.4 billion, $3.8 billion, $4.1 billion and $4.1 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)

Citicorp
Net Credit Losses	$2,596	$2,221	$2,247	$2,172	$2,094	(4)%	(19)%	$11,462	$8,734	(24)%
Credit Reserve Build / (Release)	(852)	(577)	(741)	(671)	(188)	72%	78%	(4,988)	(2,177)	56%
Global Consumer Banking
Net Credit Losses	2,423	2,278	2,124	2,030	2,020	0%	(17)%	10,840	8,452	(22)%
Credit Reserve Build / (Release)	(713)	(734)	(728)	(522)	(147)	72%	79%	(4,429)	(2,131)	52%
North America Regional Consumer Banking
Net Credit Losses	1,739	1,629	1,511	1,351	1,265	(6)%	(27)%	8,101	5,756	(29)%
Credit Reserve Build / (Release)	(785)	(841)	(814)	(519)	(215)	59%	73%	(4,181)	(2,389)	43%
Retail Banking
Net Credit Losses	70	62	62	72	51	(29)%	(27)%	302	247	(18)%
Credit Reserve Build / (Release)	5	(2)	(5)	37	45	22%	NM	23	75	NM
Citi-Branded Cards
Net Credit Losses	986	902	840	745	700	(6)%	(29)%	4,668	3,187	(32)%
Credit Reserve Build / (Release)	(678)	(549)	(405)	(403)	(240)	40%	65%	(2,727)	(1,597)	41%
Citi Retail Services
Net Credit Losses	683	665	609	534	514	(4)%	(25)%	3,131	2,322	(26)%
Credit Reserve Build / (Release)	(112)	(290)	(404)	(153)	(20)	87%	82%	(1,477)	(867)	41%
EMEA Regional Consumer Banking
Net Credit Losses	28	29	14	29	33	14%	18%	172	105	(39)%
Credit Reserve Build / (Release)	3	(5)	(13)	2	11	NM	NM	(118)	(5)	96%
Retail Banking
Net Credit Losses	12	12	7	12	15	25%	25%	87	46	(47)%
Credit Reserve Build / (Release)	6	2	(9)	—	5	—	(17)%	(55)	(2)	96%
Citi-Branded Cards
Net Credit Losses	16	17	7	17	18	6%	13%	85	59	(31)%
Credit Reserve Build / (Release)	(3)	(7)	(4)	2	6	NM	NM	(63)	(3)	95%
Latin America Regional Consumer Banking
Net Credit Losses	446	430	400	433	487	12%	9%	1,684	1,750	4%
Credit Reserve Build / (Release)	38	113	120	29	37	28%	(3)%	(67)	299	NM
Retail Banking
Net Credit Losses	142	143	135	160	210	31%	48%	475	648	36%
Credit Reserve Build / (Release)	16	87	75	37	27	(27)%	69%	46	226	NM
Citi-Branded Cards
Net Credit Losses	304	287	265	273	277	1%	(9)%	1,209	1,102	(9)%
Credit Reserve Build / (Release)	22	26	45	(8)	10	NM	(55)%	(113)	73	NM
Asia Regional Consumer Banking
Net Credit Losses	210	190	199	217	235	8%	12%	883	841	(5)%
Credit Reserve Build / (Release)	31	(1)	(21)	(34)	20	NM	(35)%	(63)	(36)	43%
Retail Banking
Net Credit Losses	85	65	72	81	99	22%	16%	326	317	(3)%
Credit Reserve Build / (Release)	26	12	4	(36)	(3)	92%	NM	(3)	(23)	NM
Citi-Branded Cards
Net Credit Losses	125	125	127	136	136	—	9%	557	524	(6)%
Credit Reserve Build / (Release)	5	(13)	(25)	2	23	NM	NM	(60)	(13)	78%

Institutional Clients Group (ICG)
Net Credit Losses	172	(58)	122	143	75	(48)%	(56)%	619	282	(54)%
Credit Reserve Build / (Release)	(138)	158	(13)	(149)	(41)	72%	70%	(556)	(45)	92%
Securities and Banking
Net Credit Losses	178	(60)	97	56	75	34%	(58)%	602	168	(72)%
Credit Reserve Build / (Release)	(145)	135	(64)	(103)	(47)	54%	68%	(572)	(79)	86%
Transaction Services
Net Credit Losses	(6)	2	25	87	—	(100)%	100%	17	114	NM
Credit Reserve Build / (Release)	7	23	51	(46)	6	NM	(14)%	16	34	NM

Corporate / Other
Net Credit Losses	1	1	1	(1)	(1)	—	NM	3	—	(100)%
Credit Reserve Build / (Release)	(1)	(1)	—	—	—	—	100%	(3)	(1)	67%

Total Citicorp Provision for Loan Losses	$1,744	$1,644	$1,506	$1,501	$1,906	27%	9%	$6,474	$6,557	1%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						4Q12 Increase		Full	Full	FY 2012 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2011 Increase/
	2011	2012	2012	2012	2012	3Q12	4Q11	2011	2012	(Decrease)
Citi Holdings
Net Credit Losses	$1,512	$1,734	$1,329	$1,807	$972	(46)%	(36)%	$8,576	$5,842	(32)%
Credit Reserve Build / (Release)	(612)	(550)	(250)	(797)	46	NM	NM	(3,277)	(1,551)	53%
Brokerage and Asset Management
Net Credit Losses	—	—	—	—	—	—	—	4	—	(100)%
Credit Reserve Build / (Release)	—	(1)	—	—	—	—	—	(3)	(1)	67%
Local Consumer Lending
Net Credit Losses	1,535	1,752	1,289	1,824	1,005	(45)%	(35)%	7,504	5,870	(22)%
Credit Reserve Build / (Release)	(426)	(520)	(186)	(760)	56	NM	NM	(1,419)	(1,410)	1%
Special Asset Pool
Net Credit Losses	(23)	(18)	40	(17)	(33)	(94)%	(43)%	1,068	(28)	NM
Credit Reserve Build / (Release)	(186)	(29)	(64)	(37)	(10)	73%	95%	(1,855)	(140)	92%

Total Citi Holdings Provision for Loan Losses	$900	$1,184	$1,079	$1,010	$1,018	1%	13%	$5,299	$4,291	(19)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,744	$1,644	$1,506	$1,501	$1,906	27%	9%	$6,474	$6,557	1%

Total Citigroup Provision for Loan Losses	$2,644	$2,828	$2,585	$2,511	$2,924	16%	11%	$11,773	$10,848	(8)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,246	$1,017	$724	$900	$735	(18)%	(41)%
EMEA	1,293	1,194	1,169	1,054	1,131	7%	(13)%
Latin America	362	263	209	151	128	(15)%	(65)%
Asia	335	499	469	324	339	5%	1%
Total	$3,236	$2,973	$2,571	$2,429	$2,333	(4)%	(28)%

Consumer Non-Accrual Loans By Region (2)
North America (3) (4)	$5,888	$6,519	$6,403	$7,698	$7,148	(7)%	21%
EMEA	387	397	371	379	380	—	(2)%
Latin America	1,107	1,178	1,158	1,275	1,285	1%	16%
Asia	450	474	414	409	383	(6)%	(15)%
Total (3)	$7,832	$8,568	$8,346	$9,761	$9,196	(6)%	17%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$23	$7	$12	$9	$7	(22)%	(70)%
Global Consumer Banking	48	41	35	38	40	5%	(17)%
Brokerage and Asset Management	—	—	—	—	—	—	—
Local Consumer Lending	393	356	329	326	309	(5)%	(21)%
Special Asset Pool	87	162	155	91	82	(10)%	(6)%
Corporate/Other	15	14	10	10	2	(80)%	(87)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$566	$580	$541	$474	$440	(7)%	(22)%

OREO By Region:
North America	$441	$392	$366	$315	$299	(5)%	(32)%
EMEA	73	139	127	111	99	(11)%	36%
Latin America	51	48	48	48	40	(17)%	(22)%
Asia	1	1	—	—	2	—	100%
Total	$566	$580	$541	$474	$440	(7)%	(22)%

Other Repossessed Assets (6)	$1	$1	$2	$1	$1	—	—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$3,236	$2,973	$2,571	$2,429	$2,333	(4)%	(28)%
Consumer Non-Accrual Loans	7,832	8,568	8,346	9,761	9,196	(6)%	17%
Non-Accrual Loans (NAL)	11,068	11,541	10,917	12,190	11,529	(5)%	4%
OREO	566	580	541	474	440	(7)%	(22)%
Other Repossessed Assets	1	1	2	1	1	—	—
Non-Accrual Assets (NAA)	$11,635	$12,122	$11,460	$12,665	$11,970	(5)%	3%

NAL as a % of Total Loans	1.71%	1.78%	1.67%	1.85%	1.76%
NAA as a % of Total Assets	0.62%	0.62%	0.60%	0.66%	0.64%

Allowance for Loan Losses as a % of NAL	272%	251%	253%	213%	221%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)

The first quarter of 2012 increase in non-accrual consumer loans in North America was attributable to an $0.8 billion reclassification from accrual to non-accrual status of home equity loans where the related residential first mortgage was delinquent. Of the $0.8 billion of home equity loans, $0.7 billion was current and $0.1 billion was 30 to 89 days past due as of March 31, 2012.  This reclassification reflected regulatory guidance that was issued on January 31, 2012.

(4)

The third quarter of 2012 includes an approximately $1.5 billion in loans that are now classified as non-accrual loans related to OCC guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. Of the $1.5 billion of such non-accrual loans, $1.3 billion was current as of September 30, 2012. See Note 3 on page 38.

(5)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(6)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(7)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$921	$790	$569	$758	$644	(15)%	(30)%
EMEA	694	748	804	718	806	12%	16%
Latin America	294	203	193	147	126	(14)%	(57)%
Asia	308	472	448	305	333	9%	8%
Total	$2,217	$2,213	$2,014	$1,928	$1,909	(1)%	(14)%

Consumer Non-Accrual Loans By Region (2)
North America	$345	$390	$450	$507	$523	3%	52%
EMEA	84	94	88	98	101	3%	20%
Latin America	1,061	1,130	1,110	1,228	1,244	1%	17%
Asia	311	348	338	329	319	(3)%	3%
Total	$1,801	$1,962	$1,986	$2,162	$2,187	1%	21%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$23	$7	$12	$9	$7	(22)%	(70)%
Global Consumer Banking	48	41	35	38	40	5%	(17)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$71	$48	$47	$47	$47	—	(34)%

OREO By Region:
North America	$30	$15	$12	$13	$16	23%	(47)%
EMEA	9	5	9	6	6	—	(33)%
Latin America	31	27	26	28	23	(18)%	(26)%
Asia	1	1	—	—	2	—	100%
Total	$71	$48	$47	$47	$47	—	(34)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,217	$2,213	$2,014	$1,928	$1,909	(1)%	(14)%
Consumer Non-Accrual Loans	1,801	1,962	1,986	2,162	2,187	1%	21%
Non-Accrual Loans (NAL)	4,018	4,175	4,000	4,090	4,096	0%	2%
OREO	71	48	47	47	47	—	(34)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,089	$4,223	$4,047	$4,137	$4,143	0%	1%

NAA as a % of Total Assets	0.25%	0.24%	0.23%	0.24%	0.24%

Allowance for Loan Losses as a % of NAL	416%	391%	385%	363%	357%

N/A	Not Available at the Citicorp level. See “Non-Accrual Assets - Page 1” (on page 43) for total Citigroup balances.
(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						4Q12 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2011	2012	2012	2012	2012	3Q12	4Q11

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$325	$227	$155	$142	$91	(36)%	(72)%
EMEA	599	446	365	336	325	(3)%	(46)%
Latin America	68	60	16	4	2	(50)%	(97)%
Asia	27	27	21	19	6	(68)%	(78)%
Total	$1,019	$760	$557	$501	$424	(15)%	(58)%

Consumer Non-Accrual Loans By Region (2)
North America (3) (4)	$5,543	$6,129	$5,953	$7,191	$6,625	(8)%	20%
EMEA	303	303	283	281	279	(1)%	(8)%
Latin America	46	48	48	47	41	(13)%	(11)%
Asia	139	126	76	80	64	(20)%	(54)%
Total (3)	$6,031	$6,606	$6,360	$7,599	$7,009	(8)%	16%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	—	—
Local Consumer Lending	393	356	329	326	309	(5)%	(21)%
Special Asset Pool	87	162	155	91	82	(10)%	(6)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$480	$518	$484	$417	$391	(6)%	(19)%

OREO By Region:
North America	$396	$363	$344	$292	$281	(4)%	(29)%
EMEA	64	134	118	105	93	(11)%	45%
Latin America	20	21	22	20	17	(15)%	(15)%
Asia	—	—	—	—		—	—
Total	$480	$518	$484	$417	$391	(6)%	(19)%

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,019	$760	$557	$501	$424	(15)%	(58)%
Consumer Non-Accrual Loans	6,031	6,606	6,360	7,599	7,009	(8)%	16%
Non-Accrual Loans (NAL)	7,050	7,366	6,917	8,100	7,433	(8)%	5%
OREO	480	518	484	417	391	(6)%	(19)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$7,530	$7,884	$7,401	$8,517	$7,824	(8)%	4%

NAA as a % of Total Assets	3.35%	3.77%	3.87%	4.98%	5.02%

Allowance for Loan Losses as a % of NAL	190%	173%	177%	137%	146%

N/A	Not Available at the Citi Holdings level. See “Non-Accrual Assets - Page 1” (on page 43) for total Citigroup balances.
(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	See Note 3 on page 43.
(4)	See Note 4 on page 43.
(5)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(6)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(7)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents Common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.   Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	4Q	1Q	2Q	3Q	4Q
	2011	2012	2012	2012	2012

Tangible Book Value Per Share (page 1):

Total Common Equity	$177,494	$181,508	$183,599	$186,465	$186,487
Less:
Goodwill	25,413	25,810	25,483	25,915	25,673
Intangible Assets (Other than MSRs)	6,600	6,413	6,156	5,963	5,697
Goodwill and Intangible Assets (Other than MSRs)
Related to Assets For Discontinued Operations Held-for-Sale				37	32

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	44	41	38	35	32
Tangible Common Equity	$145,437	$149,244	$151,922	$154,515	$155,053
Common Shares Outstanding, at period end	2,923.9	2,932.2	2,932.5	2,932.5	3,028.9
Tangible Book Value Per Share	$49.74	$50.90	$51.81	$52.69	$51.19

Reclassified to conform to the current period’s presentation.